UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: BlackRock MuniVest Fund, Inc. (MVF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2011

Date of reporting period: 02/28/2011

Item 1 – Report to Stockholders

February 28, 2011

Semi-Annual Report (Unaudited)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge, overall investor sentiment considerably improved. Near the end of the period, geopolitical tensions across the Middle East North Africa (“MENA”) region along with rising oil prices introduced new cause for concern about the future of the global economy. As of this writing, economic news remains fairly positive although we face additional uncertainties related to the aftermath of the devastating earthquake in Japan, with particular focus on the damage to nuclear power plants.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have delivered a mixed bag month after month, but became increasingly encouraging toward the end of the period when the unemployment rate fell to its lowest level since April 2009.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, stocks lost their momentum on the back of geopolitical events in the MENA region and a sharp rise in oil prices. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Nevertheless, the yield curve remained steep and higher-risk sectors outperformed the fixed income market.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate as the period came to a close and municipals finally posted gains in February, following a five-month run of negative performance.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total returns as of February 28, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	27.73%	22.57%

US small cap equities (Russell 2000 Index)	37.55	32.60

International equities (MSCI Europe, Australasia, Far East Index)	23.77	20.00

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.04)	4.76

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.83)	4.93

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.51)	1.72

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.05	17.34

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kopito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

As of February 28, 2011

The municipal market began the six-month period with yields at historic lows as investor concerns were focused on the possibility of deflation and a double-dip in the US economy. However, as these fears soon abated, yields began drifting higher in October, and ultimately, a “perfect storm” of negative events resulted in the worst quarterly performance that the municipal market has seen since the Fed tightening cycle of 1994. Treasury yields lost their support as concerns about the US deficit raised questions over the willingness of foreign investors to continue to purchase Treasury securities, at least at the previous historically low yields. Municipal valuations also suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at year-end. The program had opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

The financial media has been replete with interviews, articles and presentations publicizing the stress experienced in municipal finance, resulting in a loss of confidence among retail investors who buy individual bonds or mutual funds. From the middle of November through year-end, funds specializing in tax-exempt bonds witnessed weekly outflows averaging over $2.5 billion. Long-term and high-yield funds saw the greatest redemptions, followed by state-specific funds to a lesser but still significant degree. Demand usually is strong at the beginning of a new year against a backdrop of low new-issue supply, but the mutual fund outflows continued into February, putting additional upward pressure on municipal yields. Political uncertainty surrounding the midterm elections and the approach taken by the new Congress on issues such as income tax rates and alternative minimum tax (and the previously mentioned BAB non-extension) exacerbated the situation. All these conditions, combined with the seasonal illiquidity surrounding year-end holidays and dealers closing their fiscal books, sapped willing market participation from the trading community.

As demand for municipal securities from traditional retail investors was declining and trading desk liquidity was being curtailed, there was no comparable reduction in supply. As it became evident that the BAB program would be retired, issuers rushed deals to market both in the taxable municipal space and, to a lesser degree, in the traditional tax-exempt space. This imbalance in the supply/demand technicals provided the classic market action, leading to wider quality spreads and higher bond yields. The municipal curve steepened as the issuance was concentrated in longer (greater than 20-year) maturities. Curve steepening that began in October accelerated in November, spurred on by Treasury weakness, heavy supply and record outflows. As measured by Thomson Municipal Market Data, yields on AAA-rated municipals rose nearly 103 basis points (“bps”) for maturities 25 years and longer from August 31, 2010, to February 28, 2011. The spread between two-year and 30-year maturities widened from 332 bps to 398 bps over the period.

The fundamental picture for municipalities will be subject to scrutiny for months to come, as the challenges to state and local budgets are real and need to be addressed with significant cuts to expenses and tax revenue increases. The debates around austerity measures needed to succeed in balancing these budgets are not over whether action needs to be taken, but over degree, approach and political will to accomplish these needs. The attention shone upon municipal finance has the potential to improve this market for the future if these efforts result in greater means toward disclosure and accuracy (and timeliness) of reporting. Early tests to judge progress will come soon as California, Illinois and Puerto Rico need to take austerity measures and access financing in the municipal market to address relatively immediate fiscal imbalances. BlackRock favors a more constructive outlook for the municipal market as the typical, and this year particularly atypical, weakness passes.

4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Trust Summary as of February 28, 2011	BlackRock Municipal Income Quality Trust

Trust Overview

Effective November 9, 2010, BlackRock Insured Municipal Income Trust changed its name to BlackRock Municipal Income Quality Trust.

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the six months ended February 28, 2011, the Trust returned (9.53)% based on market price and (7.89)% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (11.51)% based on market price and (6.90)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s performance was negatively impacted by its long duration during a period of rising rates. The Trust’s holdings of longer maturity bonds also detracted from performance as the municipal yield curve bear-steepened (long rates increased more than short rates). Conversely, the Trust’s performance was positively impacted by its holdings of pre-refunded bonds and securities with higher coupons that are priced to shorter call dates. These types of securities performed well due to their shorter duration as municipal rates rose sharply. In addition, the Trust benefited from its holdings in the housing sector, which had strong performance over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2011 ($13.34)[1]	6.93%
Tax Equivalent Yield[2]	10.66%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Leverage as of February 28, 2011[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$13.34	$15.26	(12.58)%	$15.42	$11.71
Net Asset Value	$13.03	$14.64	(11.00)%	$14.69	$12.20

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

Transportation	23%	21%
Utilities	21	24
County/City/Special District/School District	21	21
State	15	15
Health	7	7
Tobacco	6	6
Education	3	3
Corporate	2	2
Housing	2	1

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	25%	57%
AA/Aa	54	24
A	12	12
BBB/Baa	9	5
Not Rated	—	2 [6]

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010, the market value of these securities was $10,513,600 representing 2% of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	5

Trust Summary as of February 28, 2011	BlackRock Municipal Income Investment Quality Trust

Trust Overview

Effective November 9, 2010, BlackRock Insured Municipal Income Investment Trust changed its name to BlackRock Municipal Income Investment Quality Trust.

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the six months ended February 28, 2011, the Trust returned (13.50)% based on market price and (7.61)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (11.51)% based on market price and (6.90)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings of high-quality essential service bonds with premium coupons (6% or higher) benefited performance, as they held their value better than lower-coupon bonds in the rising interest rate environment. Conversely, exposure to longer-duration and longer-maturity bonds detracted from performance as the long end of the yield curve steepened during the period. Additionally, holdings in health care and transportation hindered performance as both sectors underperformed the broad municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2011 ($13.10)[1]	6.82%
Tax Equivalent Yield[2]	10.49%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Leverage as of February 28, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$13.10	$15.64	(16.24)%	$15.92	$11.92
Net Asset Value	$13.49	$15.08	(10.54)%	$15.08	$12.76

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

County/City/Special District/School District	33%	36%
Utilities	26	27
Transportation	15	15
Health	12	10
State	11	11
Education	1	—
Housing	1	1
Tobacco	1	—

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	8%	59%
AA/Aa	79	25
A	9	13
BBB/Baa	4	—
Not Rated	—	3[6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010, the market value of these securities was $5,171,100 representing 3% of the Trust’s long-term investments.

6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Trust Summary as of February 28, 2011	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended February 28, 2011, the Trust returned (10.59)% based on market price and (8.61)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to the long end of the yield curve and holdings of low-coupon, long-duration bonds during a period of rising rates had a negative impact on performance. The Trust’s exposure to Puerto Rico credits and the health sector also detracted from performance, as did holdings of lower-quality credits, where spreads widened amid the backdrop of poor relative performance across the municipal market. Conversely, the Trust benefited from its holdings of tax-backed credits (state, county, city and school district) as well as its exposure to corporate-backed credits, which experienced some buy-side demand from non-traditional cross-over buyers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2011 ($13.61)[1]	7.58%
Tax Equivalent Yield[2]	11.66%
Current Monthly Distribution per Common Share[3]	$0.086
Current Annualized Distribution per Common Share[3]	$1.032
Leverage as of February 28, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on March 1, 2011. The Monthly Distribution per Common Share was increased to $0.0885. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$13.61	$15.79	(13.81)%	$16.00	$12.20
Net Asset Value	$13.47	$15.29	(11.90)%	$15.30	$12.70

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

Health	24%	23%
Housing	15	14
State	14	15
County/City/Special District/School District	11	13
Corporate	10	8
Education	10	10
Transportation	9	9
Utilities	5	5
Tobacco	2	3

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	8%	26%
AA/Aa	40	20
A	19	22
BBB/Baa	19	20
BB/Ba	5	1
B	3	3
CCC/Caa	1	1
Not Rated[6]	5	7

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2011 and August 31, 2010, the market value of these securities was $4,946,681 representing 2% and $6,207,616 representing 3%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	7

Trust Summary as of February 28, 2011	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended February 28, 2011, the Trust returned (13.80)% based on market price and (9.43)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Exposure to longer-duration and longer-maturity bonds detracted from the Trust’s performance as the long end of the yield curve steepened during the period. Additionally, holdings in health care and transportation hindered performance as both sectors underperformed the broad municipal market. Conversely, exposure to housing and corporate-backed bonds aided performance as both sectors outperformed the broad municipal market. The Trust’s holdings of high-quality essential service bonds with premium coupons (6% or higher) also benefited performance, as they held their value better than lower-coupon bonds in the rising interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2011 ($13.00)[1]	7.27%
Tax Equivalent Yield[2]	11.18%
Current Monthly Distribution per Common Share[3]	$0.0788
Current Annualized Distribution per Common Share[3]	$0.9456
Leverage as of February 28, 2011[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on March 1, 2011. The Monthly Distribution per Common Share was increased to $0.081. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$13.00	$15.60	(16.67)%	$15.76	$12.14
Net Asset Value	$13.58	$15.51	(12.44)%	$15.51	$12.76

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

Health	23%	22%
Utilities	19	18
Transportation	18	18
County/City/Special District/School District	17	19
State	8	8
Education	8	8
Housing	5	5
Corporate	1	1
Tobacco	1	1

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	10%	14%
AA/Aa	66	64
A	18	17
BBB/Baa	5	4
BB/Ba	1	—
Not Rated	—	1

[5]	Using the higher of S&P’s or Moody’s ratings.

8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Trust Summary as of February 28, 2011	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended February 28, 2011, the Trust returned (11.27)% based on market price and (6.98)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. At the beginning of the period, the Trust’s longer duration stance was beneficial as rates declined and credit spreads tightened; however, the sharp reversal of these trends mid-period resulted in an overall negative impact on performance for the period. In addition, the Trust’s emphasis on lower-quality bonds hurt performance as credit spreads widened over the period. Contributing positively to performance was the Trust’s reduced exposure to the tobacco sector, which was the worst performing sector for the period. Additionally, a general reduction of capital appreciation bond (“CAB”) holdings proved beneficial in the rising rate environment as CABs are highly sensitive to interest rate fluctuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2011 ($13.02)[1]	7.70%
Tax Equivalent Yield[2]	11.85%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Leverage as of February 28, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$13.02	$15.22	(14.45)%	$15.35	$11.87
Net Asset Value	$13.12	$14.63	(10.32)%	$14.63	$12.41

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

Health	20%	19%
State	18	17
Utilities	12	13
Corporate	11	11
Transportation	11	11
County/City/Special District/School District	10	12
Education	8	7
Housing	6	6
Tobacco	4	4

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	13%	18%
AA/Aa	28	21
A	29	30
BBB/Baa	15	17
BB/Ba	5	1
B	4	6
CCC/Caa	1	1
Not Rated[6]	5	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2011 and August 31, 2010, the market value of these securities was $7,192,827 representing 1% and $13,839,185 representing 3%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	9

Trust Summary as of February 28, 2011	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

Effective November 9, 2010, BlackRock MuniHoldings Insured Investment Fund changed its name to BlackRock MuniHoldings Investment Quality Fund.

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008, allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the six months ended February 28, 2011, the Trust returned (10.49)% based on market price and (8.76)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (11.51)% based on market price and (6.90)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Exposure to longer-duration and longer-maturity bonds detracted from the Trust’s performance as the long end of the yield curve steepened during the period. Additionally, holdings in health care and transportation hindered performance as both sectors underperformed the broad municipal market. Conversely, exposure to housing bonds aided performance as that sector outperformed the broad municipal market. The Trust’s holdings of high-quality essential service bonds with premium coupons (6% or higher) also benefited performance, as they held their value better than lower-coupon bonds in the rising interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of February 28, 2011 ($12.68)[1]	7.10%
Tax Equivalent Yield[2]	10.92%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Leverage as of February 28, 2011[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on March 1, 2011. The Monthly Distribution per Common Share was increased to $0.0765. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$12.68	$14.65	(13.45)%	$14.87	$11.68
Net Asset Value	$12.96	$14.69	(11.78)%	$14.69	$12.23

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

Utilities	26%	26%
Transportation	24	27
County/City/Special District/School District	18	18
Health	12	11
State	11	12
Housing	5	4
Education	3	2
Tobacco	1	—

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	6%	64%
AA/Aa	82	24
A	8	11
BBB/Baa	3	—
Not Rated[6]	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2011 and August 31, 2010, the market value of these securities was $3,022,118 representing 1% and $5,793,997 representing 1%, respectively, of the Trust’s long-term investments.

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Trust Summary as of February 28, 2011	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long term municipal obligations rated investment grade at the time of investment and invests primarily in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved

Performance

For the six months ended February 28, 2011, the Trust returned (9.59)% based on market price and (7.91)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (10.86)% based on market price and (7.86)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. At the beginning of the period, the Trust benefited from tightening credit quality spreads driven by generous investor cash flows into tax-exempt mutual funds. Spreads were pushed even tighter by heightened demand from taxable investors for corporate-backed municipal debt due to its attractive valuation relative to the corporate sector. In this environment of strong demand, we were able to sell lower-quality securities that had outperformed and had previously been very limited in their liquidity. Toward the end of the period, the Trust’s position in cash and cash equivalents proved beneficial when the municipal market saw net cash flows into mutual funds turn dramatically negative. However, as municipal rates rose on credit concerns and the Build America Bonds program neared its expiration, while long-term investment rates (i.e., rates on US Treasuries and other fixed income securities) were generally increasing, the Trust’s longer duration stance had an overall negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of February 28, 2011 ($9.04)[1]	7.83%
Tax Equivalent Yield[2]	12.05%
Current Monthly Distribution per Common Share[3]	$0.059
Current Annualized Distribution per Common Share[3]	$0.708
Leverage as of February 28, 2011[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$9.04	$10.38	(12.91)%	$10.45	$8.53
Net Asset Value	$8.88	$10.01	(11.29)%	$10.03	$8.45

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	2/28/11	8/31/10

Health	24%	22%
Corporate	16	17
Transportation	15	13
Utilities	11	12
County/City/Special District/School District	10	10
State	8	8
Education	7	7
Housing	7	7
Tobacco	2	4

Credit Quality Allocations[5]

	2/28/11	8/31/10

AAA/Aaa	18%	23%
AA/Aa	41	35
A	23	23
BBB/Baa	15	15
B	—	1
Not Rated[6]	3	3

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2011 and August 31, 2010, the market value of these securities was $12,857,530 representing 1% and $21,938,423 representing 2%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue preferred shares (“Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s holders of Common Shares (“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates.At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rate whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Trusts and Common Shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Trust. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by the Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of February 28, 2011, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BYM	39%
BAF	37%
BBK	38%
BIE	43%
BLE	38%
MFL	41%
MVF	43%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. Each Trust’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower distributions paid to shareholders or may cause the Trusts to hold an investment that they might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Alabama — 3.9%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$3,800	$3,742,848
Birmingham Airport Authority, RB (AGM), 5.50%, 7/01/40	5,800	5,651,230
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,556,609
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,800	2,301,124

		13,251,811

Arizona — 0.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,500	1,504,080
5.25%, 10/01/28	650	658,034

		2,162,114

California — 30.1%
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	625,356
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, First Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	11,328,564
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM):
5.58%, 8/01/13 (b)	7,450	6,009,319
5.40%, 8/01/36 (c)	4,200	743,022
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	1,100	1,047,420
Golden State Tobacco Securitization Corp. California, RB, Series 2003-A-1 (a):
6.63%, 6/01/13	6,500	7,320,560
6.75%, 6/01/13	14,500	16,370,790
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	4,000	3,406,840
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/33	17,500	17,600,450
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (c):
5.15%, 8/01/31	13,575	3,358,862
5.16%, 8/01/32	14,150	3,230,728
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,526,700
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	2,700	2,666,871

	Par
Municipal Bonds	(000)	Value

California (concluded)
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.86%, 7/01/38 (c)	$2,000	$329,980
San Francisco City & County Public Utilities Commission, Refunding RB, Series A (AGM), 5.00%, 11/01/31	15,000	15,007,800
San Joaquin Hills Transportation Corridor Agency California, Refunding RB, CAB, Series A (NPFGC), 5.50%, 1/15/31 (c)	53,000	9,086,850
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,350	2,359,165

		103,019,277

Colorado — 0.3%
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	960	965,126

District of Columbia — 2.6%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	8,925,250

Florida — 14.6%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	2,000	1,896,600
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	3,000	2,918,760
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	5,950	5,986,712
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,800	2,631,272
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.25%, 10/01/38 (c)	25,520	3,538,858
Jackson Health System (AGC), 5.75%, 6/01/39	2,300	2,321,735
Water & Sewer System (AGM), 5.00%, 10/01/39	10,100	9,584,799
County of Miami-Dade Florida, Refunding RB (AGM), 5.00%, 7/01/35	1,300	1,231,620
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae), 5.45%, 7/01/33	4,020	4,039,055
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	7,500	7,582,200
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	2,385	2,401,814
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	5,590	5,604,702
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	297,663

		50,035,790

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreement
S/F	Single-Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	13

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Georgia — 2.6%
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	$7,500	$8,155,875
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	900	853,002

		9,008,877

Hawaii — 1.4%
Hawaii State Harbor, RB, Series A, 5.50%, 7/01/35	5,000	4,843,250

Illinois — 5.3%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	2,550,050
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	600	584,304
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	7,310	6,838,651
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	1,475	1,449,911
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/27	4,800	4,853,328
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	693,535
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,400	1,350,664

		18,320,443

Indiana — 2.1%
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	2,050	1,901,355
Series B, 5.75%, 1/01/34	450	453,591
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
(AGC), 5.50%, 1/01/38	2,000	2,051,020
(NPFGC), 5.50%, 7/01/20	2,630	2,912,146

		7,318,112

Iowa — 1.5%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,000	5,011,550

Kentucky — 0.5%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,537,050

Louisiana — 2.2%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	7,500	7,557,225

Michigan — 2.8%
City of Detroit Michigan, RB:
Senior Lien, Series A (NPFGC), 5.00%, 7/01/30	1,000	903,330
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	2,480	2,263,223
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,900	2,856,906
System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	100	87,876
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,048,180
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	465	427,265

		9,586,780

Nebraska — 1.3%
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	2,450	2,507,232
6.05%, 9/01/41	1,860	1,882,766

		4,389,998

	Par
Municipal Bonds	(000)	Value

Nevada — 1.6%
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	$4,100	$3,841,823
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	1,650	1,625,580

		5,467,403

New York — 2.4%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,002,533
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,383,382
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 140th Series, 5.00%, 12/01/34	5,000	4,965,250

		8,351,165

North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,875	2,438,345

Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	645,649
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,125	1,042,661

		1,688,310

Puerto Rico — 1.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	5,300	5,486,295

Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,625	2,799,825

South Carolina — 1.4%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	4,854,000

Tennessee — 4.1%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM) (c):
5.88%, 1/01/23	9,260	4,757,418
5.90%, 1/01/24	8,500	4,101,930
5.91%, 1/01/25	6,850	3,108,119
5.93%, 1/01/26	5,000	2,125,000

		14,092,467

Texas — 27.8%
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/34	4,165	4,199,694
City of San Antonio Texas, Refunding RB (NPFGC):
5.13%, 5/15/29	9,250	9,296,805
5.13%, 5/15/34	10,000	10,030,000
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,525,975
Coppell ISD Texas, GO, Refunding, CAB (PSF-GTD), 5.64%, 8/15/30 (c)	10,030	3,792,243
County of Harris Texas, GO (NPFGC) (c):
5.57%, 8/15/25	7,485	3,936,811
5.60%, 8/15/28	10,915	4,742,895
County of Harris Texas, Refunding RB, Senior Lien, Toll Road (AGM), 5.00%, 8/15/30	5,510	5,515,290
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (c):
CAB, Junior Lien, Series H, 5.93%, 11/15/38	5,785	593,830
CAB, Junior Lien, Series H, 5.94%, 11/15/39	6,160	582,490
Third Lien, Series A-3, 5.97%, 11/15/38	26,890	2,687,924
Third Lien, Series A-3, 5.98%, 11/15/39	27,675	2,559,937

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (c)	$3,815	$1,947,214
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,050,864
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	625	655,994
System, (NPFGC), 5.75%, 1/01/40	23,050	22,019,204
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	20,000	17,085,400

		95,222,570

Washington — 5.2%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series C (AMBAC), 5.13%, 7/01/33	3,655	3,657,339
County of King Washington, Refunding RB (AGM), 5.00%, 1/01/36	2,200	2,184,380
Port of Seattle Washington, RB, Series A (NPFGC), 5.00%, 4/01/31	4,500	4,460,400
Washington Health Care Facilities Authority, RB:
MultiCare Health Care, Series C (AGC), 5.50%, 8/15/43	6,400	6,120,512
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	885,110
Providence Health & Services, Series A, 5.25%, 10/01/39	675	620,798

		17,928,539

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB,
Ascension Health Senior Credit Group, 5.00%,
11/15/33	1,500	1,381,380

Total Municipal Bonds — 118.3%		405,642,952

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,311,388

California — 10.9%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33	3,379	3,202,755
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	7,682,320
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,320,450
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	5,000	4,890,450
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	452,607
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	4,870	4,736,075
University of California, RB, Series C (NPFGC), 4.75%, 5/15/37	10,000	8,964,400

		37,249,057

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,080	1,162,242

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Florida — 4.0%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	$5,000	$4,787,150
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,999	2,994,075

Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	6,000	5,911,800

		13,693,025

Hawaii — 2.9%
Honolulu City & County Board of Water Supply, RB,
Series A (NPFGC), 5.00%, 7/01/33	10,000	10,042,100

Illinois — 8.2%
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	4,499	4,514,114
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	24,010	23,564,375

		28,078,489

Massachusetts — 3.8%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	12,987	13,158,069

Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	4,197	4,391,419
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,024	2,157,979

		6,549,398

New York — 4.8%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	4,494	4,801,911
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	7,002	6,992,433
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	4,559,445

		16,353,789

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	620	620,732

South Carolina — 0.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	600	621,978

Texas — 2.8%
Northside ISD Texas, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	9,755,913

Utah — 1.5%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,014,800

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	403,364

Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,529,596

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.0%		147,543,940

Total Long-Term Investments (Cost — $576,752,468) — 161.3%		553,186,892

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	15

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

New York — 0.5%
City of New York New York, GO, VRDN, Sub-Series A-6 (AGM Insurance, Dexia Credit Local SBPA), 0.23%, 3/01/11 (e)	$1,700	$1,700,000

	Shares

Money Market Fund — 0.7%
FFI Institutional Tax-Exempt Fund, 0.13% (f)(g)	2,376,259	2,376,259

Total Short-Term Securities
(Cost — $4,076,259) — 1.2%		4,076,259

Total Investments (Cost — $580,828,727*) — 162.5%		557,263,151
Other Assets Less Liabilities — 1.1%		3,821,897
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%		(80,966,277)
Preferred Shares, at Redemption Value — (40.0)%		(137,256,220)

Net Assets Applicable to Common Shares — 100.0%		$342,862,551

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$500,494,695

Gross unrealized appreciation	$10,332,280
Gross unrealized depreciation	(34,478,336)

Net unrealized depreciation	$(24,146,056)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	9,416,737	(7,040,478)	2,376,259	$6,948

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

195	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$23,110,176	$(103,964)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$553,186,892	—	$553,186,892
Short-Term Securities	$2,376,259	1,700,000	—	4,076,259

Total	$2,376,259	$554,886,892	—	$557,263,151

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(103,964)	—	—	$(103,964)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Municipal Income Investment Quality Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.2%
Birmingham Airport Authority, RB (AGM), 5.00%, 7/01/25	$520	$522,662
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	1,000	1,059,990
6.00%, 6/01/39	1,000	1,041,210

		2,623,862

Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM), 5.25%, 10/01/28	465	470,747

California — 12.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,179,093
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,109,024
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,373,554
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	975,560
Election of 2008, Series C, 5.25%, 8/01/39	1,000	985,430
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,163,132
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,810	3,693,300
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/40	1,000	890,240
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,145,160
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	1,000	968,710

		14,483,203

Colorado — 1.6%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,531,818
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	300	300,417

		1,832,235

Florida — 12.6%
City of Jacksonville Florida, RB (NPFGC), 5.00%, 10/01/31	5,000	4,968,000
City of Miami Florida, RB (NPFGC), 5.25%, 1/01/28	1,660	1,664,615
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	10,000	8,178,100

		14,810,715

Georgia — 4.2%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	1,000	1,000,600
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	2,500	2,718,625
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	1,350	1,279,503

		4,998,728

Municipal Bonds	Par (000)	Value

Illinois — 11.5%
Chicago Board of Education Illinois, GO, Refunding,
Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	$745	$759,915
Chicago Transit Authority, RB, Federal Transit
Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,405,196
City of Chicago Illinois, GO, Refunding, Projects, Series A (AGM):
5.00%, 1/01/29	1,425	1,353,878
5.00%, 1/01/30	570	538,057
City of Chicago Illinois, RB, General, Third Lien, Series C (AGM):
5.25%, 1/01/30	1,000	1,001,330
5.25%, 1/01/35	820	798,196
City of Chicago Illinois, Refunding RB, Second Lien (NPFGC), 5.50%, 1/01/30	1,000	1,023,080
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.25%, 2/01/28	1,560	1,572,558
5.25%, 2/01/35	1,250	1,216,750
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	874,072
6.00%, 6/01/28	260	253,971
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	1,000	996,620
Build Illinois, Series B, 5.25%, 6/15/28	1,750	1,762,723

		13,556,346

Indiana — 4.2%
Indiana Finance Authority, Refunding RB, Trinity Health, Series B, 4.50%, 12/01/37	3,000	2,451,960
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,476,607

		4,928,567

Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,125	1,110,814

Louisiana — 4.7%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	2,250	2,257,132
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	2,510	2,748,425
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	414,143
Series A-2, 6.00%, 1/01/23	150	165,657

		5,585,357

Maine — 0.9%
City of Portland Maine, RB, General (AGM), 5.25%, 1/01/35	1,095	1,091,967

Michigan — 16.6%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,804,074
Second Lien, Series B (AGM), 7.00%, 7/01/36	200	223,666
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	1,790	1,731,020
Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,500	1,772,175
Senior Lien, Series B (BHAC), 5.50%, 7/01/35	4,750	4,724,398
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,330	2,295,376
City of Detroit Michigan, Refunding RB, Second Lien:
Series C-1 (AGM), 7.00%, 7/01/27	1,800	2,069,424
Series E (BHAC), 5.75%, 7/01/31	2,300	2,336,938
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	365	365,485

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	17

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	$565	$584,374
5.25%, 10/15/25	300	306,495
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,205	1,344,611

		19,558,036

Minnesota — 5.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,680	5,999,670

Nevada — 1.8%
County of Clark Nevada, RB, Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	2,295	2,150,484

New Jersey — 5.1%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,052,550
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,300	1,320,748
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,575	1,573,063
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,050,780

		5,997,141

New York — 4.3%
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE, 5.38%, 6/15/43	1,545	1,566,614
New York City Transitional Finance Authority, RB, Fiscal 2009:
Series S-3, 5.25%, 1/15/39	900	906,291
Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,573,682

		5,046,587

Ohio — 0.5%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	625	579,256

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-1 (AGM), 5.00%, 12/01/37	1,000	932,940

Puerto Rico — 2.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	1,170	1,167,145
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,350	1,397,453

		2,564,598

Texas — 21.4%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,000	2,012,120
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	705	717,436
5.00%, 11/15/29	895	904,541
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,600	2,822,378
6.00%, 11/15/36	2,215	2,399,753
5.38%, 11/15/38	1,000	1,020,200

Municipal Bonds	Par (000)	Value

Texas (concluded)
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	$1,500	$1,511,280
Frisco ISD Texas, GO, School Building (AGC):
5.38%, 8/15/39	1,415	1,440,470
5.50%, 8/15/41	3,365	3,465,849
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	542,810
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	500	512,495
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,510,215
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	1,000	1,029,860
Series A (AGC), 5.75%, 1/01/40	1,500	1,507,440
Series A (NPFGC), 5.13%, 1/01/28	2,895	2,864,226
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,031,440

		25,292,513

Utah — 1.3%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,625	1,521,439

Virginia — 0.9%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,094,710

Total Municipal Bonds — 115.5%		136,229,915

Municipal Bonds Transferred to
Tender Option Bond Trusts (a)

Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,498,020

California — 2.1%
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	2,500	2,481,550

District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	760	825,081

Florida — 26.5%
City of Jacksonville Florida, RB, Better Jacksonville (NPFGC), 5.00%, 10/01/27	3,930	3,956,370
County of Pinellas Florida, RB (AGM), 5.00%, 10/01/32	9,500	9,076,328
Florida State Board of Education, GO, Public Education, Series A (AGM), 5.00%, 6/01/27	9,000	9,108,450
Palm Beach County School District, COP, Refunding, Series D (AGM), 5.00%, 8/01/28	9,190	9,147,359

		31,288,507

Illinois — 5.0%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	2,832,783
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,009,410

		5,842,193

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$898	$931,964

Nevada — 1.8%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,144,320

Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 38.2%		45,011,635

Total Long-Term Investments
(Cost — $183,499,520) — 153.7%		181,241,550

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.13% (b)(c)	5,323,892	5,323,892

Total Short-Term Securities (Cost — $5,323,892) — 4.5%		5,323,892

Total Investments (Cost — $188,823,412*) — 158.2%		186,565,442
Liabilities in Excess of Other Assets — (0.4)%		(480,374)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(25,887,547)
Preferred Shares, at Redemption Value — (35.8)%		(42,278,454)

Net Assets Applicable to Common Shares — 100.0%		$117,919,067

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$163,232,643

Gross unrealized appreciation	$2,730,254
Gross unrealized depreciation	(5,263,721)

Net unrealized depreciation	$(2,533,467)

(a)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(b)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	1,211,264	4,112,628	5,323,892	$2,595

(c)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

47	10-Year U.S.	Chicago	June 2011	$5,570,145	$(25,058)
	Treasury Note	Board of Trade

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in
Securities:
Long-Term Investments[1]	—	$181,241,550	—	$181,241,550
Short-Term Securities	$5,323,892	—	—	5,323,892

Total	$5,323,892	$181,241,550	—	$186,565,442

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(25,058)	—	—	$(25,058)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	19

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,205,522
6.00%, 6/01/39	450	468,544
Hoover City Board of Education, GO, Refunding, 4.25%, 2/15/40	3,750	3,131,550

		4,805,616

Arizona — 4.8%
Arizona State University, RB, Series D, 5.50%, 7/01/26	200	211,662
Mohave County Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	200	205,338
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	900	872,802
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,297,680
5.00%, 12/01/37	2,065	1,733,712
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	300	289,518
7.00%, 5/01/20	300	286,317
7.25%, 5/01/27	600	561,066
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	748,163
University Medical Center Corp. Arizona, RB, 6.50%, 7/01/39	500	509,600

		6,715,858

California — 15.3%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	4,500	25,875
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,129,186
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	1,908,835
Carlsbad Unified School District, GO, Election of 2006, Series B, 6.09%, 5/01/34 (b)	1,000	568,640
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	258,715
5.75%, 8/01/33	500	517,855
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.46%, 8/01/34 (b)	1,650	803,847
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.47%, 8/01/38 (a)	8,000	1,212,320
Palomar Community College District, GO, CAB, Election of 2006, Series B:
6.09%, 8/01/30 (a)	1,500	397,860
7.57%, 8/01/39 (b)	2,000	708,220
San Diego Community College District California, GO, CAB, Election of 2002, 6.24%, 8/01/19 (b)	2,800	1,592,080
State of California, GO, Refunding:
(CIFG), 4.50%, 8/01/28	500	452,200
Veterans, AMT, 5.05%, 12/01/36	1,000	865,550
State of California, GO, Various Purpose:
5.75%, 4/01/31	2,000	2,063,800
6.00%, 3/01/33	2,050	2,151,721
6.50%, 4/01/33	1,950	2,115,594
5.50%, 3/01/40	2,350	2,326,453
Val Verde Unified School District California, Special Tax Bonds, Refunding, Junior Lien, 6.25%, 10/01/28	1,585	1,459,674

		21,558,425

Municipal Bonds	Par (000)	Value

Colorado — 1.9%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	$1,070	$1,120,547
Sand Creek Metropolitan District, GO, Refunding, Limited Tax, Series B:
4.75%, 12/01/35	1,000	879,510
5.00%, 12/01/40	800	720,136

		2,720,193

Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,200	1,168,356

District of Columbia — 6.3%
District of Columbia, Refunding RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	595	452,140
District of Columbia, Tax Allocation Bonds, Gallery Place Project (AGM), 5.40%, 7/01/31	6,000	6,019,560
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	2,500	2,348,750

		8,820,450

Florida — 6.4%
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,180	1,196,024
Palm Beach County Housing Finance Authority, HRB, Indian Trace Apartments, Series A, AMT (AGM), 5.63%, 1/01/44	7,255	7,121,145
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%,
5/01/35	940	721,817

		9,038,986

Idaho — 1.7%
Idaho Health Facilities Authority, RB, St. Luke’s Regional Medical Center (AGM), 5.00%, 7/01/35	500	474,350
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	1,845,358

		2,319,708

Illinois — 10.6%
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (c)(d)	425	114,104
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,285	1,298,608
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,001,880
Rush University Medical Center, Series C, 6.63%, 11/01/39	650	665,346
Illinois Finance Authority, Refunding RB, Series A:
Friendship Village Schaumburg, 5.63%, 2/15/37	210	160,220
Lake Forest Hospital, 5.75%, 7/01/29	4,000	4,040,240
OSF Healthcare System, 6.00%, 5/15/39	1,050	976,017
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	1,000	1,002,050
6.00%, 6/01/28	1,150	1,123,331
Village of Bolingbrook Illinois, GO, Refunding, Series B (NPFGC), 6.22%, 1/01/36 (a)	23,065	4,465,615

		14,847,411

Indiana — 2.0%
County of Monroe Indiana, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 1, Canterbury House Apartments, Mandatory Put Bonds, AMT, 5.90%, 12/01/34 (e)	1,835	1,845,753
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26	1,000	988,460

		2,834,213

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Iowa — 1.1%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.75%, 9/01/30	$500	$501,810
6.00%, 9/01/39	1,000	1,005,750

		1,507,560

Kansas — 3.5%
Kansas Development Finance Authority, RB, University of Kansas Tenant, Series O, 4.75%, 6/15/41	700	632,457
Wichita Airport Authority, RB, Special, Cessna Citation Service Center, Series A, AMT, 6.25%, 6/15/32	5,000	4,308,450

		4,940,907

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	500	509,655

Louisiana — 2.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	1,050	1,068,722
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana, LLC Project, Series A, 5.00%, 9/01/28	2,000	1,967,920

		3,036,642

Maryland — 2.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	500	467,915
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	2,900	2,477,876

		2,945,791

Michigan — 3.8%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,315,637
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	1,065	888,306
Hospital, Henry Ford Health, 5.75%, 11/15/39	1,000	928,540
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,950	2,175,927

		5,308,410

Minnesota — 4.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,350	5,651,098

Mississippi — 3.1%
Mississippi Development Bank Special Obligation, RB, Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,780,292
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,500	2,522,925

		4,303,217

Montana — 1.8%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	2,750	2,489,988

Multi-State — 8.1%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (f)(g)	10,500	11,416,230

Municipal Bonds	Par (000)	Value

Nebraska — 2.0%
Douglas County Hospital Authority No. 2, RB, Health Facilities, Immanuel Obligation Group, 5.50%, 1/01/30	$425	$415,705
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	1,200	1,228,032
6.05%, 9/01/41	1,165	1,179,260

		2,822,997

Nevada — 1.2%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.65%, 6/01/23	1,315	1,095,145
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	538,994

		1,634,139

New Jersey — 14.3%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	915	91,500
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	3,710	3,419,878
Cigarette Tax (Radian), 5.50%, 6/15/31	1,500	1,288,350
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30 (e)	3,000	3,004,680
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,423,770
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	7,488,675
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,000	987,450
University of Medicine & Dentistry, Series B, 7.13%, 12/01/23	630	708,492
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	800	878,944
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	810	872,167

		20,163,906

New Mexico — 1.5%
Village of Los Ranchos de Albuquerque New Mexico, Refunding RB, Albuquerque Academy Project, 4.50%, 9/01/40	2,500	2,108,325

New York — 7.9%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	455	136,486
Hudson Yards Infrastructure Corp., RB, Series A, 5.00%, 2/15/47	500	419,205
New York City Housing Development Corp., RB, Series A, AMT, 5.50%, 11/01/34	3,000	2,968,410
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (e)	3,165	3,228,933
Queens Baseball Stadium, PILOT (AGC), 6.50%, 1/01/46	700	727,776
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	800	795,944
New York State Dormitory Authority, RB:
The New School (AGM), 5.50%, 7/01/43	1,550	1,555,487
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,056,970
University of Rochester, Series A, 5.13%, 7/01/39	250	245,400

		11,134,611

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	21

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

North Carolina — 8.2%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	$225	$228,265
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,945	2,218,498
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31	2,475	2,283,410
North Carolina Medical Care Commission, RB, Series A:
Novant Health Obligation, 4.75%, 11/01/43	4,000	3,392,480
WakeMed, (AGC), 5.88%, 10/01/38	1,000	1,015,910
North Carolina Medical Care Commission, Refunding RB, Caromont Health (AGC):
4.50%, 2/15/30	750	673,620
4.63%, 2/15/35	1,000	876,760
University Health System, Series D, 6.25%, 12/01/33	800	835,856

		11,524,799

Oklahoma — 1.3%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (e)	1,725	1,763,416

Oregon — 2.1%
City of Portland Oregon, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 6, Pacific Tower Apartments, AMT, 6.05%, 11/01/34	515	515,438
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,273,925
Oregon State Facilities Authority, Refunding RB, Limited College Project, Series A:
5.00%, 10/01/34	850	769,207
5.25%, 10/01/40	500	461,955

		3,020,525

Pennsylvania — 3.0%
Delaware River Port Authority, RB, Series D (AGC), 5.00%, 1/01/40	2,600	2,515,032
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania Inc. Project, Series B, 4.50%, 12/01/42	2,000	1,758,080

		4,273,112

Puerto Rico — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,000	1,975,800
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.75%, 8/01/41 (a)	5,000	666,350

		2,642,150

Rhode Island — 2.4%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,099,760
Rhode Island Housing & Mortgage Finance Corp., RB, Homeownership Opportunity, Series 54, AMT, 4.85%, 10/01/41	1,500	1,322,205
State of Rhode Island, COP, Series C, School for the Deaf (AGC), 5.38%, 4/01/28	900	925,209

		3,347,174

South Carolina — 0.9%
County of Florence South Carolina, RB, McLeod Regional Medical Center, Series A, 5.00%, 11/01/37	1,350	1,210,923

Tennessee — 0.2%
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	276,777

Municipal Bonds	Par (000)	Value

Texas — 14.9%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	$500	$542,810
7.25%, 12/01/35	1,750	1,895,162
Harris County Housing Finance Corp., Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 9, Copperwood Ranch Apartments, Mandatory Put Bonds, AMT, 5.95%, 11/01/35 (e)	2,420	2,441,901
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 6.17%, 11/15/41 (a)	11,690	1,071,155
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	2,500	2,222,450
Lower Colorado River Authority, Refunding RB (NPFGC), 5.00%, 5/15/13 (h)	15	16,376
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,545,810
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,028,440
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.08%, 8/15/35 (a)	50,000	8,592,500
First Tier, Series A, 5.00%, 8/15/42	750	640,703

		20,997,307

Virginia — 0.5%
Henrico County EDA, RB, Bon Secours Health, Series B-1 (AGC), 4.50%, 11/01/42	860	715,967

Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,431,052

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, RB, Aurora Health Care, 6.40%, 4/15/33	1,350	1,362,946
Wisconsin Housing & EDA, Refunding RB, Series A, AMT, 4.75%, 9/01/33	1,340	1,217,578

		2,580,524

Wyoming — 0.9%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,200	1,237,248

Total Municipal Bonds — 149.3%		209,823,666

Municipal Bonds Transferred to Tender Option Bond Trusts (i)

Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,504,225

Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,450,623

New York — 4.3%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	450	474,776
Series FF-2, 5.50%, 6/15/40	405	416,807
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	3,000	2,973,600
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,147,937

		6,013,120

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value

Ohio — 2.2%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	$1,260	$1,153,291
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	1,934,260

		3,087,551

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.0%		14,055,519

Total Long-Term Investments (Cost — $233,041,707) — 159.3%		223,879,185

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.13% (j)(k)	1,592,687	1,592,687

Total Short-Term Securities (Cost — $1,592,687) — 1.1%		1,592,687

Total Investments (Cost — $234,634,394*) — 160.4%		225,471,872
Other Assets Less Liabilities — 1.7%		2,421,499
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (5.3)%		(7,405,015)
Preferred Shares, at Redemption Value — (56.8)%		(79,904,531)

Net Assets Applicable to Common Shares — 100.0%		$140,583,825

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$226,514,765

Gross unrealized appreciation	$5,625,658
Gross unrealized depreciation	(14,067,699)

Net unrealized depreciation	$(8,442,041)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	4,831,353	(3,238,666)	1,592,687	$2,086

(k)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

79	30-Year U.S. Treasury Bond	Chicago Board of Trade	June 2011	$9,412,037	$(95,119)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statements purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$223,879,185	—	$223,879,185
Short-Term Securities	$1,592,687	—	—	1,592,687

Total	$1,592,687	$223,879,185	—	$225,471,872

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(95,119)	—	—	$(95,119)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	23

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 0.7%
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	$330	$320,027

California — 20.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	720	729,058
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	707,826
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	120	120,300
St. Joseph Health System, 5.75%, 7/01/39	730	730,416
California State Public Works Board, RB:
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	1,100	1,115,235
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	340	348,605
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	965	814,663
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/35	1,460	1,389,059
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,643,234
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	843,616
State of California, GO, Various Purpose, 6.00%, 3/01/33	685	718,990

		9,161,002

Colorado — 3.7%
City & County of Denver Colorado, Refunding RB, Series A, 5.25%, 11/15/36	1,095	1,075,202
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	580	579,194

		1,654,396

Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	655	637,728

District of Columbia — 1.5%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	640	670,131

Florida — 0.4%
County of St. John’s Florida, RB, CAB (AMBAC), 5.40%, 6/01/32 (a)	565	164,144

Georgia — 2.4%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,000	1,104,670

Illinois — 8.4%
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	710	691,426
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	900	884,691
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	270	272,859
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	1,000	1,032,080
OSF Healthcare System, , 6.00%, 5/15/39	525	488,008
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	348,674
6.00%, 6/01/28	105	102,565

		3,820,303

Municipal Bonds	Par (000)	Value

Indiana — 2.7%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	$1,190	$1,232,745

Kansas — 2.0%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	900	913,608

Kentucky — 4.2%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	350	328,230
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	838,016
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	775	749,107

		1,915,353

Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	380	386,775

Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	525	491,311

Massachusetts — 3.6%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	379,830
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series B, 5.25%, 7/01/29	1,000	998,760
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	256,430

		1,635,020

Michigan — 4.7%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,060	1,001,965
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	518,520
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	530	591,406

		2,111,891

Multi-State — 7.2%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (b)(c)	3,000	3,261,780

Nebraska — 0.4%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	170	165,147

Nevada — 8.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,054,940
County of Clark Nevada, RB:
Motor Vehicle Fuel Tax, 5.00%, 7/01/28	1,130	1,130,689
Series B, 5.75%, 7/01/42	1,630	1,629,854

		3,815,483

New Jersey — 4.7%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	775,155
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	620	619,237
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	695	721,535

		2,115,927

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 7.2%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	$955	$885,973
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE, 5.38%, 6/15/43	205	207,868
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,006,990
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	325	323,352
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	840	852,902

		3,277,085

North Carolina — 2.7%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	1,450	1,229,774

Pennsylvania — 2.8%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	312,159
Pennsylvania Turnpike Commission, RB:
Sub-Series B, 5.25%, 6/01/39	425	405,135
Sub-Series C (AGC), 6.25%, 6/01/38	500	530,575

		1,247,869

Texas — 8.3%
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	470	495,305
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	271,405
Lower Colorado River Authority, RB, 5.75%, 5/15/28	450	467,140
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	500	503,405
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,029,496
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,000	1,009,150

		3,775,901

Utah — 1.3%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	640	599,213

Virginia — 1.8%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	750	821,033

West Virginia — 1.2%
West Virginia EDA, Refunding RB, Appalachian Power Co., Amos Project, Series A, 5.38%, 12/01/38 (d)	580	540,850

Total Municipal Bonds — 103.9%		47,069,166

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

California — 20.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	$1,005	$1,015,603
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,191,580
Los Angeles Community College District California, GO, Election of 2008:
Series A, 6.00%, 8/01/33	2,079	2,224,906
Series C, 5.25%, 8/01/39	1,410	1,389,456
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	190,820
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	2,234	2,268,772
University of California, RB, Series O, 5.75%, 5/15/34	810	849,334

		9,130,471

District of Columbia — 3.8%
District of Columbia, RB, Series A, 5.50%, 12/01/30	735	790,970
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	899	931,479

		1,722,449

Florida — 7.7%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	3,510	3,509,684

Illinois — 8.1%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,647,720
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,006,273

		3,653,993

Nevada — 3.5%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,608,240

New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	585	599,631

New Jersey — 2.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	1,000	1,001,640

New York — 6.2%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	750	791,294
Series FF-2, 5.50%, 6/15/40	990	1,018,861
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	1,000	1,007,800

		2,817,955

Ohio — 1.8%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	840	795,707

South Carolina — 2.3%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,005	1,041,813

Texas — 5.6%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	1,050	1,096,035
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,431,396

		2,527,431

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	25

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$460	$463,869

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	890	818,852

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 65.5%		29,691,735

Total Long-Term Investments (Cost — $76,772,880) — 169.4%		76,760,901

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.13% (f)(g)	1,965,149	1,965,149

Total Short-Term Securities (Cost — $1,965,149) — 4.3%		1,965,149

Total Investments (Cost — $78,738,029*) — 173.7%		78,726,050
Other Assets Less Liabilities — 1.6%		714,160
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (35.9)%		(16,285,810)
Preferred Shares, at Redemption Value — (39.4)%		(17,851,005)

Net Assets Applicable to Common Shares — 100.0%		$45,303,395

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$62,665,287

Gross unrealized appreciation	$1,572,211
Gross unrealized depreciation	(1,787,280)

Net unrealized depreciation	$(215,069)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	Variable rate security. Rate shown is as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	1,698,254	266,895	1,965,149	$462

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

34	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$4,029,467	$(18,127)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statements purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$76,760,901	—	$76,760,901
Short-Term Securities	$1,965,149	—	—	1,965,149

Total	$1,965,149	$76,760,901	—	$78,726,050

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(18,127)	—	—	$(18,127)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 3.4%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	$2,135	$2,125,478
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	4,874,951
5.00%, 12/01/37	3,990	3,349,884

		10,350,313

Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,825	1,667,064

California — 21.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,480	2,511,198
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	9,710	55,833
California HFA, RB, AMT, Home Mortgage:
Series G, 5.50%, 8/01/42	7,270	7,174,109
Series K, 5.50%, 2/01/42	2,535	2,573,684
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	3,465,700
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,280	1,312,397
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 5.50%, 10/01/33	5,000	5,014,400
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	860	837,709
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	6,500	6,074,315
Los Angeles Unified School District California, GO:
Series D, 5.00%, 7/01/27	2,375	2,374,834
Series I, 5.00%, 7/01/26	1,250	1,256,687
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	10,340	9,988,026
San Francisco City & County Redevelopment Agency, Special Tax Bonds, District No. 6, Mission Bay South Public Improvements, 6.63%, 8/01/27	3,120	3,096,694
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,760	2,896,951
6.50%, 4/01/33	10,670	11,576,096
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	5,095	4,545,351

		64,753,984

Colorado — 2.3%
City of Colorado Springs Colorado, RB, Subordinate Lien, Improvement, Series C (AGM), 5.00%, 11/15/45	1,375	1,333,049
Colorado Health Facilities Authority, Refunding RB:
Catholic Healthcare, Series A, 5.50%, 7/01/34	2,330	2,326,761
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	2,400	2,169,624
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	1,375	1,195,274

		7,024,708

Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,505	1,429,073

Municipal Bonds	Par (000)	Value

Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$1,240	$1,207,301
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,430	3,848,164

		5,055,465

District of Columbia — 6.7%
District of Columbia, Refunding RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	1,265	961,274
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	7,500	7,243,050
6.75%, 5/15/40	11,500	10,804,250
Metropolitan Washington Airports Authority, RB, First Senior Lien, Series A:
5.00%, 10/01/39	550	517,352
5.25%, 10/01/44	865	816,854

		20,342,780

Florida — 5.5%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,440	1,287,086
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/38	2,855	2,574,896
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,255	1,162,105
County of Orange Florida, Refunding RB (Syncora), 4.75%, 10/01/32	905	818,735
Live Oak Community Development District No. 1, Special Assessment Bonds, Series A, 6.30%, 5/01/34	3,115	3,092,136
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	3,900	3,952,962
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,500	2,483,475
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	1,960	1,505,065

		16,876,460

Georgia — 1.0%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	874,466
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,150	2,127,790

		3,002,256

Guam — 0.8%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	695	696,328
6.75%, 11/15/29	995	1,026,561
7.00%, 11/15/39	680	708,220

		2,431,109

Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	1,480	1,474,554

Illinois — 9.5%
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (b)(c)	900	241,632
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,675	1,692,738
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,750	1,686,352
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	347,142
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	15,000	15,260,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	27

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB (AGM), McCormick Place Extension Project:
CAB, Series B, 6.23%, 6/15/43 (a)	$10,340	$1,163,353
Series B, 5.00%, 6/15/50	3,430	2,927,608
Series B-2, 5.00%, 6/15/50	2,725	2,258,889
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,470	1,404,247
6.00%, 6/01/28	1,255	1,225,897
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	660,861

		28,868,969

Indiana — 2.9%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	915	841,415
Indiana Finance Authority, Refunding RB, Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,366,605
Indiana Health Facility Financing Authority, Refunding RB:
Ascension Health, Series F, 5.38%, 11/15/25	2,095	2,131,558
Methodist Hospital Inc., 5.38%, 9/15/22	3,675	3,359,428
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,243,104

		8,942,110

Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,820	1,714,058

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,105	1,036,269

Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,650	3,715,079

Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	426,327
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	935,830
Maryland Health & Higher Educational Facilities Authority, RB, Union Hospital of Cecil County Issue, 5.63%, 7/01/32	1,000	1,001,260
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	2,400	2,321,112

		4,684,529

Massachusetts — 1.3%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	2,000	2,199,040
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,955	1,850,153

		4,049,193

Michigan — 1.1%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,417,875
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	1,922,577

		3,340,452

Municipal Bonds	Par (000)	Value

Missouri — 2.1%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	$6,000	$5,434,440
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Home, 5.50%, 2/01/42	1,135	973,807

		6,408,247

Multi-State — 4.3%
Centerline Equity Issuer Trust (d)(e):
5.75%, 5/15/15	1,000	1,050,640
6.00%, 5/15/15	5,000	5,237,300
6.00%, 5/15/19	3,500	3,647,385
6.30%, 5/15/19	3,000	3,138,900

		13,074,225

Nebraska — 0.9%
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,245	1,209,455
Sarpy County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,536,344

		2,745,799

Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,310,642

New Jersey — 9.9%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/34	3,810	3,270,047
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30 (f)	10,100	10,115,756
Kapkowski Road Landfill Project, Series 1998B, AMT, 6.50%, 4/01/31	10,000	9,507,500
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	7,463,713

		30,357,016

New Mexico — 1.9%
New Mexico Income Housing Authority, RB, Villa Del Oso Apartments Project, Series A, 6.00%, 1/01/13 (g)	5,200	5,807,048

New York — 4.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (b)(c)	985	295,471
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,325	1,263,639
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (f)	6,700	6,835,340
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,335	1,328,232
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,410	1,377,330
6.00%, 12/01/42	1,375	1,330,945

		12,430,957

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

North Carolina — 2.8%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt
Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	$7,500	$5,649,825
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas, Series B, 4.63%, 11/01/40	1,760	1,565,186
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,435,452

		8,650,463

Ohio — 2.0%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	3,405	3,225,454
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	3,025	2,789,111

		6,014,565

Oklahoma — 1.3%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35 (f)	3,925	4,012,410

Pennsylvania — 3.3%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	2,000	1,281,540
Pennsylvania Economic Development Financing Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	5,175	5,182,814
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	2,065	1,996,628
Pennsylvania Turnpike Commission, RB, Sub-Series D, 5.13%, 12/01/40	1,700	1,583,533

		10,044,515

Puerto Rico — 7.9%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	3,220	3,125,847
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.48%, 8/01/31 (a)	11,700	3,124,368
CAB, Series A, 6.55%, 8/01/32 (a)	8,600	2,130,564
CAB, Series A, 6.57%, 8/01/33 (a)	13,600	3,143,232
CAB, Series A, 6.60%, 8/01/34 (a)	5,500	1,190,750
CAB, Series A, 6.61%, 8/01/35 (a)	14,055	2,823,649
CAB, Series A, 6.63%, 8/01/36 (a)	11,875	2,217,538
First Sub-Series A, 6.50%, 8/01/44	6,100	6,339,913

		24,095,861

South Carolina — 3.8%
County of Greenwood South Carolina, RB, Facilities, Self Memorial Hospital:
5.50%, 10/01/26	2,280	2,280,684
5.50%, 10/01/31	3,250	3,190,915
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,640	2,627,777
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	3,490,026

		11,589,402

Tennessee — 3.9%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.77%, 1/01/21 (a)	20,405	11,943,455

Municipal Bonds	Par (000)	Value

Texas — 17.5%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	$2,400	$767,976
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (f)	1,350	1,255,500
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,650	1,667,474
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,675,871
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	9,145	9,927,172
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	10,000	10,029,100
Harris County-Houston Sports Authority, Refunding RB, Third Lien, Series A-3 (NPFGC), 5.96%, 11/15/36 (a)	25,375	2,995,011
Lower Colorado River Authority, Refunding RB (NPFGC) (g):
5.00%, 5/15/13	35	38,171
5.00%, 5/15/13	30	32,753
Series A, 5.00%, 5/15/13	5	5,459
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F, 6.13%, 1/01/31	6,790	6,881,394
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	3,593,412
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	4,451,057
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,710	4,776,976
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,200	4,238,430
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	1,390	1,187,435

		53,523,191

Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	3,960	3,707,629

Virginia — 2.9%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	1,240	1,152,109
Halifax County IDA, Refunding RB, Old Dominion Electric Co-op Project, AMT (AMBAC), 5.63%, 6/01/28	5,000	5,097,000
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	2,490	2,492,689

		8,741,798

Washington — 0.7%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41 (h)	2,190	2,259,795

Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/30	1,790	1,701,556
Ascension Health Senior Credit Group, 5.00%, 11/15/33	910	838,037
Aurora Health Care, 6.40%, 4/15/33	3,930	3,967,689

		6,507,282

Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	3,355	3,459,139
Wyoming Municipal Power Agency, RB, Series A:
5.50%, 1/01/33	800	811,768
5.50%, 1/01/38	750	752,910

		5,023,817

Total Municipal Bonds — 137.5%		420,006,542

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	29

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value

Alabama — 0.8%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	$2,519	$2,392,955

California — 2.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	2,850	2,880,067
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,530	2,474,568
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	1,855,691

		7,210,326

Colorado — 2.1%
Colorado Health Facilities Authority, RB (AGM), Catholic Health:
Series C-3, 5.10%, 10/01/41	4,230	3,933,477
Series C-7, 5.00%, 9/01/36	2,710	2,532,387

		6,465,864

Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,170	5,293,253
Series X-3, 4.85%, 7/01/37	5,130	5,131,898

		10,425,151

Georgia — 1.5%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	4,590,517

Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,150	3,151,355

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	2,219	2,275,522

New York — 4.5%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	1,710	1,759,851
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	9,284	9,194,276
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water Project, Series B, 5.00%, 6/15/31	2,850	2,868,639

		13,822,766

Virginia — 2.0%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,910	6,006,628

Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,059,993
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	8,113	8,192,336

		11,252,329

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.1%		67,593,413

Total Long-Term Investments (Cost — $502,560,543) — 159.6%		487,599,955

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.13% (j)(k)	4,910,889	$4,910,889

Total Short-Term Securities (Cost — $4,910,889) — 1.6%		4,910,889

Total Investments (Cost — $507,471,432*) — 161.2%		492,510,844
Other Assets Less Liabilities — 1.2%		3,686,182
Liability for Trust Certificates, Including
Interest Expense and Fees Payable — (12.9)%		(39,282,372)
Preferred Shares, at Redemption Value — (49.5)%		(151,309,510)

Net Assets Applicable to Common Shares — 100.0%		$305,605,144

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$467,400,876

Gross unrealized appreciation	$8,280,053
Gross unrealized depreciation	(22,422,522)

Net unrealized depreciation	$(14,142,469)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Variable rate security. Rate shown is as of report date.

(g)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$2,259,795	$11,651

(i)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	9,440,330	(4,529,441)	4,910,889	$5,195

(k)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

228	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$27,021,129	$(121,558)

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$487,599,955	—	$487,599,955
Short-Term Securities	$4,910,889	—	—	4,910,889

Total	$4,910,889	$487,599,955	—	$492,510,844

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(121,558)	—	—	$(121,558)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	31

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.9%
Birmingham Airport Authority, RB (AGM), 5.00%, 7/01/25	$2,480	$2,492,698
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	4,980	5,278,750
6.00%, 6/01/39	10,995	11,448,104

		19,219,552

Arizona — 2.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.25%, 10/01/24	10,260	10,603,402
5.25%, 10/01/28	2,240	2,267,687

		12,871,089

California — 19.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	9,019,726
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	5,317,374
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	5,000	5,203,100
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	4,000	3,669,720
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	6,600	6,475,326
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	9,755,600
Election of 2008, Series C, 5.25%, 8/01/39	7,150	7,045,824
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	4,949,500
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	2,888,723
Los Angeles Unified School District California, GO, Series D, 5.25%, 7/01/25	3,485	3,587,912
Manteca Financing Authority California, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,503,263
5.75%, 12/01/36	3,285	3,336,607
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/40	6,750	6,009,120
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	5,000	4,963,100
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	4,774,045
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	3,000	2,906,130
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	15,000	15,039,750

		97,444,820

Colorado — 1.6%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,369,138
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	1,425	1,426,981

		7,796,119

District of Columbia — 0.7%
District of Columbia, Refunding RB, Georgetown University, Series D (BHAC), 5.50%, 4/01/36	775	800,180
District of Columbia Water & Sewer Authority, RB, Series A (NPFGC), 5.00%, 10/01/38	2,545	2,492,649

		3,292,829

Municipal Bonds	Par (000)	Value

Florida — 21.9%
City of Sunrise Florida, Refunding RB (AMBAC), 5.20%, 10/01/22	$1,225	$1,293,686
County of Lee Florida, RB, Series A, AMT (AGM), 6.00%, 10/01/29	19,925	20,022,433
County of Miami-Dade Florida, RB, AMT, Miami International Airport, Series A:
(AGM), 5.50%, 10/01/41	11,260	10,474,728
(NPFGC), 6.00%, 10/01/29	8,000	8,083,760
Series A (AGM), 5.13%, 10/01/35	8,605	7,724,192
County of Osceola Florida, RB, Series A (NPFGC), 5.50%, 10/01/27	5,560	5,604,258
County of St. John’s Florida, RB (AGM):
5.00%, 10/01/31	1,340	1,338,231
5.00%, 10/01/37	2,655	2,523,843
Florida Housing Finance Corp., HRB, Waverly Apartments, Series C-1, AMT (AGM), 6.30%, 7/01/30	2,055	2,075,529
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 11, AMT (AGM), 5.95%, 1/01/32	5,500	5,501,430
Florida Housing Finance Corp., Refunding RB, AMT, Homeowner Mortgage:
Series 2 (NPFGC), 5.75%, 7/01/14	525	526,050
Series 2 (NPFGC), 5.90%, 7/01/29	6,700	6,775,576
Series 4 (AGM), 6.25%, 7/01/22	510	516,309
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	6,740	6,776,531
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	2,540	2,659,431
Miami-Dade County Housing Finance Authority Florida, MRB, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,206,326
Miami-Dade County IDA, RB, Airis Miami II LLC Project, AMT (AMBAC), 6.00%, 10/15/19	3,195	3,002,118
St. Lucie West Services District, RB (NPFGC):
5.25%, 10/01/34	1,720	1,534,360
5.00%, 10/01/38	4,125	3,488,842
St. Lucie West Services District, Refunding RB, Senior Lien (NPFGC), 6.00%, 10/01/22	3,250	3,325,790
Village Center Community Development District, RB, Series A (NPFGC):
5.38%, 11/01/34	10,775	8,935,600
5.13%, 11/01/36	1,750	1,380,277
Volusia County IDA, RB, Student Housing, Stetson University Project, Series A (CIFG), 5.00%, 6/01/35	1,740	1,387,580

		107,156,880

Georgia — 6.1%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	4,350	4,352,610
City of Atlanta Georgia, RB, General, Series A (AGM), 5.00%, 1/01/40	2,735	2,579,597
County of Fulton Georgia, RB (NPFGC), 5.25%, 1/01/35	7,575	7,574,470
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	6,445	6,108,442
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/34	9,240	9,294,239

		29,909,358

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 13.5%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	$3,745	$3,819,975
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	6,826,010
City of Chicago Illinois, GO, Refunding, Projects, Series A (AGM):
5.00%, 1/01/29	6,845	6,503,366
5.00%, 1/01/30	2,730	2,577,011
City of Chicago Illinois, RB, Third Lien:
General Airport, Series A (NPFGC), 5.00%, 1/01/33	5,000	4,525,000
General, Series C (AGM), 5.25%, 1/01/35	4,905	4,774,576
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C (AGC), 5.25%, 1/01/23	3,975	4,148,986
Second Lien (NPFGC), 5.50%, 1/01/30	4,075	4,169,051
Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/37	10,000	10,371,800
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	4,150	4,039,610
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	4,169,754
6.00%, 6/01/28	1,245	1,216,128
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	3,000	2,989,860
Build Illinois, Series B, 5.25%, 6/15/26	5,625	5,703,862

		65,834,989

Indiana — 3.0%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	14,464,819

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	5,500	5,430,645

Kentucky — 0.5%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	2,500	2,588,325

Louisiana — 1.8%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/34	1,370	1,384,097
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	5,475	5,995,070
New Orleans Aviation Board Louisiana, Refunding GARB (AGC), Restructuring:
Series A-1, 6.00%, 1/01/23	500	552,190
Series A-2, 6.00%, 1/01/23	720	795,154

		8,726,511

Maine — 0.8%
City of Portland Maine, RB, General (AGM), 5.25%, 1/01/35	3,735	3,724,654

Maryland — 0.4%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, University of Maryland Medical System, 5.13%, 7/01/39	2,225	2,090,566

Municipal Bonds	Par (000)	Value

Michigan — 16.7%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	$6,320	$6,706,910
Second Lien, Series B (AGM), 7.00%, 7/01/36	850	950,581
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	7,490	7,243,204
Senior Lien, Series B (AGM), 7.50%, 7/01/33	6,600	7,797,570
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	20,540	20,234,776
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	6,000	6,096,360
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	9,055	10,410,352
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	3,235	2,972,480
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	1,760	1,762,341
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/22	6,150	6,550,303
5.25%, 10/15/24	2,755	2,849,469
5.25%, 10/15/25	1,435	1,466,068
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	5,780	6,449,671

		81,490,085

Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	10,457,172

Nebraska — 1.0%
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	3,650	3,735,264
6.05%, 9/01/41	1,350	1,366,524

		5,101,788

Nevada — 5.8%
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	15,005	14,060,135
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	15,500	14,053,385

		28,113,520

New Jersey — 2.3%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	4,350	4,578,592
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	6,500	6,603,740

		11,182,332

New York — 5.3%
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series EE, 5.38%, 6/15/43	6,705	6,798,803
Series FF-2, 5.50%, 6/15/40	4,000	4,117,720
New York City Municipal Water Finance Authority, Refunding RB, Series D, 5.00%, 6/15/37	5,000	4,941,950
New York City Transitional Finance Authority, Fiscal 2009, RB:
Series S-3, 5.25%, 1/15/39	5,625	5,664,319
Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,176,360

		25,699,152

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	33

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Ohio — 1.5%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	$7,725	$7,159,607

Pennsylvania — 2.7%
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-1 (AGM), 5.00%, 12/01/37	9,000	8,396,460
Pittsburgh & Allegheny County Sports & Exhibition Authority, Refunding RB, Regional Asset District Sales Tax (AGM), 5.00%, 2/01/31	4,895	4,888,685

		13,285,145

Puerto Rico — 2.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	4,000	3,990,240
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	6,610	6,842,341

		10,832,581

Texas — 19.4%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	3,360	3,419,270
5.00%, 11/15/29	4,255	4,300,358
City of Dallas Texas, Refunding RB (AGC), 5.25%, 8/15/38	3,350	3,236,569
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	12,700	13,786,231
6.00%, 11/15/36	9,435	10,221,973
5.38%, 11/15/38	5,000	5,101,000
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	6,500	6,548,880
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,500	1,624,425
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Project (AGC), 5.50%, 5/15/36	3,295	3,329,400
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	2,300	2,357,477
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	12,400	12,484,444
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	5,555	5,720,872
Series A (AGC), 5.75%, 1/01/40	7,000	7,034,720
Series A (NPFGC), 5.13%, 1/01/28	14,150	13,999,586
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	1,825,649

		94,990,854

Utah — 1.5%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	7,795	7,298,225

Virginia — 1.0%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	4,300	4,707,253

Total Municipal Bonds — 139.3%		680,868,870

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	$6,500	$6,491,420

California — 3.0%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	7,643,908
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,289,840
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	5,000	4,963,100

		14,896,848

District of Columbia — 0.8%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	3,381	3,669,441

Florida — 5.1%
City of Jacksonville Florida, RB, Better Jacksonville (NPFGC), 5.00%, 10/01/27	10,000	10,067,100
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	9,968,923
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	4,785	5,054,013

		25,090,036

Illinois — 1.5%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	7,737	7,308,580

Indiana — 1.9%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	9,294,854

Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	419,384

Nevada — 2.8%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	8,577,280
Series B, 5.50%, 7/01/29	5,008	5,264,380

		13,841,660

New Jersey — 3.2%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,532	7,522,854
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	8,000	8,013,120

		15,535,974

New York — 3.8%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	4,994	5,140,618
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	13,500	13,605,300

		18,745,918

Texas — 2.6%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	12,027	12,557,427

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.1%		127,851,542

Total Long-Term Investments (Cost — $819,977,712) — 165.4%		808,720,412

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.13% (b)(c)	13,487,527	$13,487,527

Total Short-Term Securities (Cost — $13,487,527) — 2.8%		13,487,527

Total Investments (Cost — $833,465,239*) — 168.2%		822,207,939
Other Assets Less Liabilities — 2.0%		9,719,958
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (14.0)%		(68,464,588)
Preferred Shares, at Redemption Value — (56.2)%		(274,663,843)

Net Assets Applicable to Common Shares — 100.0%		$488,799,466

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$765,322,314

Gross unrealized appreciation	$10,370,873
Gross unrealized depreciation	(21,885,307)

Net unrealized depreciation	$(11,514,434)

(a)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(b)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	32,301,054	(18,813,527)	13,487,527	$18,710

(c)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

363	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$43,020,482	$(193,533)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$808,720,412	—	$808,720,412
Short-Term Securities	$13,487,527	—	—	13,487,527

Total	$13,487,527	$808,720,412	—	$822,207,939

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(193,533)	—	—	$(193,533)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	35

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.7%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$7,610	$7,495,546
Camden IDB Alabama, RB, Weyerhaeuser Co. Project, Series A, 6.13%, 12/01/13 (a)	2,550	2,904,118
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	4,000	3,433,720
Selma IDB Alabama, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	5,016,900
Selma IDB, RB, Gulf Opportunity Zone, International Paper, 5.80%, 5/01/34	1,850	1,831,223

		20,681,507

Arizona — 3.2%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	4,100	2,707,025
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,174,171
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	1,796,220
Pima County IDA, RB, Arizona Charter Schools Project, Series E, 7.25%, 7/01/31	2,005	1,968,188
Pima County IDA, Refunding RB:
Arizona Charter Schools Project, Series I, 6.10%, 7/01/13 (a)(b)	110	122,353
Arizona Charter Schools Project, Series I, 6.30%, 7/01/13 (a)(b)	230	256,887
Arizona Charter Schools Project, Series O, 5.00%, 7/01/26	1,455	1,157,031
Arizona Charter Schools, Series I, 6.10%, 7/01/24 (b)	380	347,841
Arizona Charter Schools, Series I, 6.30%, 7/01/31 (b)	755	662,973
Charter Schools II, Series A, 6.75%, 7/01/21	920	910,809
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	4,197,850
State of Arizona, COP, Department of Administration, Series A (AGM), 5.25%, 10/01/28	650	658,034

		17,959,382

California — 11.7%
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	3,350	3,401,121
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,065,919
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,002,850
Sutter Health, Series B, 6.00%, 8/15/42	5,600	5,545,120
California State Public Works Board, RB:
Department of Corrections, Series C, 5.50%, 6/01/22	5,000	5,092,750
Department of Corrections, Series C, 5.50%, 6/01/23	6,000	6,078,840
Department of Mental Health, Coalinga, Series A, 5.13%, 6/01/29	10,435	9,669,384
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	5,240	5,424,605

Municipal Bonds	Par (000)	Value

California (concluded)
Golden State Tobacco Securitization Corp. California, RB, Asset-Backed, Series A-3, 7.88%, 6/01/13 (a)	$10,725	$12,347,586
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,200	1,168,896
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	10,523,724

		65,320,795

Colorado — 1.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,618,100
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	2,751,150
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT:
6.60%, 5/01/28	355	358,266
7.50%, 4/01/31	130	135,607
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	385	387,056

		6,250,179

Connecticut — 0.4%
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,810	2,151,364

Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,500	1,460,445

District of Columbia — 0.2%
Metropolitan Washington Airports Authority, RB, First Senior Lien, Series A:
5.00%, 10/01/39	415	390,366
5.25%, 10/01/44	650	613,821

		1,004,187

Florida — 6.0%
County of Miami-Dade Florida, GO Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,101,936
Series B-1, 5.63%, 7/01/38	5,000	5,085,200
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	10,000	8,622,600
Series A-1, 5.38%, 10/01/41	10,290	9,528,334
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/37	5,500	4,916,945

		33,255,015

Georgia — 2.1%
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center Inc. Project, 6.13%, 9/01/40	3,570	3,307,426
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,187,259
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18	4,540	5,208,742
6.60%, 1/01/18 (c)	250	279,253

		11,982,680

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Hawaii — 0.9%
Hawaii State Harbor, RB, Series A, 5.50%, 7/01/35	$5,000	$4,843,250

Idaho — 0.0%
Idaho Housing & Finance Association, Refunding RB, S/F Mortgage, Senior Series E-2, AMT, 6.90%, 1/01/27	50	50,063

Illinois — 11.6%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,080	17,242,260
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	10,231,463
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	2,140	2,073,168
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,000	9,288,720
OSF Healthcare System, 6.00%, 5/15/39	5,200	4,833,608
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,145	2,095,257
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	3,290	3,888,780
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,805,840
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	10,000	10,000,100

		64,459,196

Indiana — 4.8%
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	7,752,613
Indiana Transportation Finance Authority, RB, Series A, 6.80%, 12/01/16	7,280	8,205,361
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	10,210	10,973,912

		26,931,886

Kansas — 0.3%
Sedgwick & Shawnee Counties Kansas, RB, Mortgage-Backed Securities Program, Series A-4, AMT (Ginnie Mae), 5.95%, 12/01/33	1,885	1,955,725

Kentucky — 1.2%
County of Owen Kentucky, RB, Kentucky American Water Co., Series B, 5.63%, 9/01/39	1,000	970,310
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.50%, 3/01/45	4,000	3,796,160
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	2,000	1,875,600

		6,642,070

Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	2,615	2,661,625

Municipal Bonds	Par (000)	Value

Maine — 1.2%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	$5,000	$4,718,000
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A:
5.70%, 8/01/21	775	765,390
6.00%, 2/01/34	1,190	1,086,565

		6,569,955

Maryland — 1.9%
Maryland Community Development Administration, RB, AMT, 5.10%, 9/01/37	1,835	1,716,239
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	2,889,640
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 6.25%, 1/01/41	2,000	1,934,260
University of Maryland Medical System, 5.00%, 7/01/34	2,100	1,973,244
University of Maryland Medical System, 5.13%, 7/01/39	2,100	1,973,118

		10,486,501

Massachusetts — 6.5%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,635,809
Massachusetts HFA, HRB, Series A, AMT, 5.20%, 12/01/37	3,000	2,737,650
Massachusetts HFA, RB, S/F, Series 130, AMT, 5.00%, 12/01/32	2,500	2,306,550
Massachusetts HFA, Refunding HRB, Series D, AMT, 4.85%, 6/01/40	3,000	2,616,900
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	5,922,641
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (c)	16,000	19,287,200

		36,506,750

Michigan — 4.0%
City of Detroit Michigan, RB, Second Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,653,050
7.00%, 7/01/36	1,250	1,397,913
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,950	6,631,015
McLaren Health Care, 5.75%, 5/15/38	7,285	7,274,291
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	4,100	4,575,026

		22,531,295

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	37

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Mississippi — 5.6%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	$9,160	$9,484,630
Series B, 6.70%, 4/01/22	4,500	4,625,505
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project:
5.88%, 4/01/22	15,000	14,719,200
5.90%, 5/01/22	2,250	2,211,008

		31,040,343

Nevada — 0.9%
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	5,000	4,999,550

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,400	2,417,688

New Jersey — 5.8%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	188,627
New Jersey EDA, RB, Cigarette Tax:
5.50%, 6/15/24	9,080	8,369,944
5.75%, 6/15/29	2,885	2,586,893
5.75%, 6/15/34	3,695	3,171,345
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	9,855,400
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,450	1,538,276
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (a)	5,980	6,792,562

		32,503,047

New York — 4.2%
Metropolitan Transportation Authority, RB, Series 2008C:
6.25%, 11/15/23	3,245	3,652,572
6.50%, 11/15/28	14,925	16,624,659
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	3,165	3,091,667

		23,368,898

North Carolina — 1.3%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,092,337
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	5,000	4,240,600

		7,332,937

Ohio — 3.0%
County of Butler Ohio, RB, UC Health, 5.50%, 11/01/40	4,000	3,348,840
County of Franklin Ohio, GO, Various Purpose, 5.00%, 12/01/31	4,000	4,134,000
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,026,913
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.25%, 7/01/44	8,000	7,453,520

		16,963,273

Municipal Bonds	Par (000)	Value

Pennsylvania — 1.6%
Chester County IDA, RB, Aqua Pennsylvania Inc. Project, Series A, AMT (NPFGC), 5.00%, 2/01/40	$530	$479,777
Lycoming County Authority, Refunding RB, Susquehanna Health System Project, Series A, 5.75%, 7/01/39	3,950	3,610,932
Pennsylvania Economic Development Financing Authority, Refunding RB, Aqua Pennsylvania Inc. Project, Series A, AMT, 5.00%, 12/01/34	2,780	2,565,523
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,000	912,590
Rieder House Project, Series A, 6.10%, 7/01/33	1,355	1,236,560

		8,805,382

Puerto Rico — 2.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	13,000	13,456,950
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.69%, 8/01/41 (d)	15,000	1,999,050

		15,456,000

South Carolina — 1.1%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	957,230
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	5,013,150

		5,970,380

Texas — 13.1%
Brazos River Authority, Refunding RB, Texas Utility Co., Series, AMT, 7.70%, 4/01/33	3,055	947,050
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	11,460	11,469,626
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/34	8,335	8,404,431
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,000	4,011,640
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	3,500	3,799,670
7.25%, 12/01/35	5,400	5,847,930
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,785	1,634,221
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.25%, 8/15/39	925	908,082
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,200,328
Matagorda County Navigation District No. 1 Texas, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (e)	9,355	9,166,310
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	3,500	3,540,670
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	5,046,550
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	10,142,200
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	4,753,096

		72,871,804

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

U.S. Virgin Islands — 1.4%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	$8,000	$8,000,160

Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	1,000	928,070

Virginia — 3.0%
Chesterfield County IDA, Refunding RB, Virginia Electric & Power Co., Series A, 5.88%, 6/01/17	1,425	1,456,706
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	3,550	3,298,376
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,155,984
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	2,000	1,716,860
5.13%, 10/01/42	7,015	5,898,984
Virginia HDA, Refunding RB, Sub-Series A3, AMT, 5.05%, 7/01/26	1,325	1,314,440

		16,841,350

Washington — 4.9%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	17,830,834
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	2,230	1,992,840
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,331,310

		27,154,984

West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.63%, 9/01/32	2,500	2,381,750

Wisconsin — 1.6%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	1,485	1,366,052
Wisconsin Health & Educational Facilities Authority, MRB, Hudson Memorial Hospital (FHA), 5.70%, 1/15/29	4,500	4,489,695
Wisconsin Health & Educational Facilities Authority, RB, SynergyHealth Inc., 6.00%, 11/15/32	3,040	3,056,142

		8,911,889

Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	4,500	4,639,680

Total Municipal Bonds — 113.7%		634,291,055

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Arizona — 0.6%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	$3,500	$3,530,660

California — 5.4%
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	9,586	10,258,102
University of California, RB, Series O, 5.25%, 5/15/39	20,000	19,766,200

		30,024,302

Connecticut — 2.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	12,174,720

District of Columbia — 1.4%
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	7,495	7,762,320

Florida — 4.0%
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	13,994,608
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	8,900	8,466,570

		22,461,178

Illinois — 3.5%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,330	1,315,569
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	10,984,800
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	6,999	7,021,955

		19,322,324

Kentucky — 5.6%
Kentucky Economic Development Finance Authority, Refunding RB, St. Elizabeth, Series A, 5.50%, 5/01/39	8,003	7,866,923
Kentucky Housing Corp., Refunding RB, Series L, AMT, 5.25%, 1/01/38	7,160	6,842,239
Lexington-Fayette Urban County Airport Board, Refunding RB, Series A, 5.00%, 7/01/27	7,001	7,188,461
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.38%, 12/01/39	9,195	9,120,980

		31,018,603

Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	4,710	4,729,782

Nevada — 3.0%
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	15,789	16,832,237

New York — 5.0%
New York City Municipal Water Finance Authority, RB:
Series DD, 5.00%, 6/15/37	24,199	23,848,513
Series FF-2, 5.50%, 6/15/40	4,154	4,276,129

		28,124,642

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	39

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

North Carolina — 3.2%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	$12,678	$12,658,032
Wake Forest University, 5.00%, 1/01/38	5,000	5,006,100

		17,664,132

Ohio — 3.8%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,870	2,718,665
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	5,470	5,494,560
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,255,372
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	8,500	8,510,030

		20,978,627

Oregon — 2.2%
Oregon State Housing & Community Services Department, HRB, Series A, AMT, 4.95%, 7/01/30	13,000	12,161,609

South Carolina — 0.6%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	3,189	3,201,143

Texas — 8.3%
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (c)	20,970	24,375,109
Houston Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	10,094,878
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	6,586	6,324,202
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	5,667	5,704,165

		46,498,354

Virginia — 1.2%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,117,663
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	4,828,800

		6,946,463

Washington — 4.5%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/36	5,500	5,502,557
(AGM), 5.00%, 11/01/32	14,007	14,148,680
Central Puget Sound Regional Transportation Authority, Washington, RB, Series A, 5.00%, 11/01/34	5,500	5,502,558

		25,153,795

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	6,099	5,612,357

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.3%		314,197,248

Total Long-Term Investments (Cost — $950,715,778) — 170.0%		948,488,303

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.13% (g)(h)	8,773,646	$8,773,646

Total Short-Term Securities (Cost — $8,773,646) — 1.6%		8,773,646

Total Investments (Cost — $959,489,424*) — 171.6%		957,261,949
Other Assets Less Liabilities — 3.2%		18,021,683
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (31.1)%		(173,579,492)
Preferred Shares, at Redemption Value — (43.7)%		(243,846,821)

Net Assets Applicable to Common Shares — 100.0%		$557,857,319

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$788,694,994

Gross unrealized appreciation	$28,531,800
Gross unrealized depreciation	(33,415,792)

Net unrealized depreciation	$(4,883,992)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Variable rate security. Rate shown is as of report date.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

FFI Institutional Tax-Exempt Fund	4,494,923	4,278,723	8,773,646	$10,410

(h)	Represents the current yield as of report date.

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

300	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$35,554,118	$(159,945)

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$948,488,303	—	$948,488,303
Short-Term Securities	$8,773,646	—	—	8,773,646

Total	$8,773,646	$948,488,303	—	$957,261,949

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(159,945)	—	—	$(159,945)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	41

Statements of Assets and Liabilities

February 28, 2011 (Unaudited)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets

Investments at value — unaffiliated[1]	$554,886,892	$181,241,550	$223,879,185	$76,760,901	$487,599,955	$808,720,412	$948,488,303
Investments at value — affiliated[2]	2,376,259	5,323,892	1,592,687	1,965,149	4,910,889	13,487,527	8,773,646
Cash pledged as collateral for financial futures contracts	375,000	95,000	265,000	70,000	440,000	670,000	580,000
Cash	—	—	—	—	35,624	262,263	—
Interest receivable	5,612,918	2,212,304	3,174,577	960,364	6,643,726	10,899,982	13,356,419
Investments sold receivable	140,000	—	85,000	1,508,452	1,089,497	1,326,341	16,172,419
Income receivable — affiliated	196	49	75	16	178	326	354
Prepaid expenses	36,755	20,906	14,539	3,799	35,962	44,702	43,001
Other assets	53,440	13,618	20,703	4,470	48,590	91,216	98,830

Total assets	563,481,460	188,907,319	229,031,766	81,273,151	500,804,421	835,502,769	987,512,972

Accrued Liabilities

Bank overdraft	—	—	24,983	18,000	—	—	218
Income dividends payable — Common Shares	2,025,708	651,300	897,776	262,799	1,944,883	2,827,800	3,704,960
Investment advisory fees payable	233,085	77,295	94,951	33,007	188,131	309,131	372,542
Officer’s and Trustees’ fees payable	55,691	15,485	22,703	5,915	50,633	93,671	100,844
Interest expense and fees payable	51,765	21,281	5,867	9,978	29,935	64,529	128,545
Margin variation payable	21,328	5,141	14,812	3,719	60,562	284,283	32,813
Other affiliates payable	2,901	992	1,182	409	2,550	4,314	5,010
Investments purchased payable	—	2,021,413	—	1,497,166	2,248,144	—	7,932,736
Other accrued expenses payable	57,699	50,625	81,988	11,926	112,492	35,073	80,217
Other liabilities	—	—	—	—	—	20,600	—

Total accrued liabilities	2,448,177	2,843,532	1,144,262	1,842,919	4,637,330	3,639,401	12,357,885

Other Liabilities

Trust certificates[3]	80,914,512	25,866,266	7,399,148	16,275,832	39,252,437	68,400,059	173,450,947

Total Liabilities	83,362,689	28,709,798	8,543,410	18,118,751	43,889,767	72,039,460	185,808,832

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	137,256,220	42,278,454	79,904,531	17,851,005	151,309,510	274,663,843	243,846,821

Net Assets Applicable to Common Shareholders	$342,862,551	$117,919,067	$140,583,825	$45,303,395	$305,605,144	$488,799,466	$557,857,319

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$373,408,964	$124,044,616	$148,424,387	$47,263,422	$330,974,923	$524,961,561	$570,081,570
Undistributed net investment income	6,876,864	2,397,003	3,374,921	925,447	6,609,704	9,759,032	14,985,856
Accumulated net realized loss	(13,753,737)	(6,239,524)	(1,957,842)	(2,855,368)	(16,897,337)	(34,470,294)	(24,822,687)
Net unrealized appreciation/ depreciation	(23,669,540)	(2,283,028)	(9,257,641)	(30,106)	(15,082,146)	(11,450,833)	(2,387,420)

Net Assets Applicable to Common Shareholders	$342,862,551	$117,919,067	$140,583,825	$45,303,395	$305,605,144	$488,799,466	$557,857,319

Net asset value per Common Share	$13.03	$13.49	$13.47	$13.58	$13.12	$12.96	$8.88

[1] Investments at cost — unaffiliated	$578,452,468	$183,499,520	$233,041,707	$76,772,880	$502,560,543	$819,977,712	$950,715,778

[2] Investments at cost — affiliated	$2,376,259	$5,323,892	$1,592,687	$1,965,149	$4,910,889	$13,487,527	$8,773,646

[3] Represents short-term floating rate certificates issued by TOBs.
[4] Preferred Shares outstanding:
Par value $0.001 per share	5,490	1,691	3,196	714	6,052	—	—

Par value $0.10 per share	—	—	—	—	—	10,986	9,753

[5] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million

[6] Common Shares outstanding	26,307,892	8,742,277	10,439,257	3,335,018	23,292,010	37,704,227	62,795,938

[7] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10

[8] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Statements of Operations

Six Months Ended February 28, 2011 (Unaudited)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income

Interest	$14,574,014	$4,753,335	$6,767,017	$2,118,083	$14,247,308	$21,151,083	$26,876,185
Income — affiliated	9,068	3,110	2,812	627	7,143	22,693	14,622

Total income	14,583,082	4,756,445	6,769,829	2,118,710	14,254,451	21,173,776	26,890,807

Expenses

Investment advisory	1,572,885	524,666	757,702	264,007	1,390,812	2,339,378	2,502,583
Professional	104,804	42,869	38,613	28,360	55,136	120,343	115,835
Commissions for Preferred Shares	64,869	18,139	44,571	9,243	110,315	193,589	172,723
Accounting services	27,177	16,462	20,041	7,611	30,971	50,454	51,546
Printing	25,550	9,007	10,870	4,144	23,471	17,574	20,236
Officer and Trustees	19,971	6,879	9,027	2,781	19,710	29,549	33,456
Transfer agent	14,545	9,095	12,216	8,931	17,973	34,889	42,863
Custodian	12,998	6,280	8,619	3,859	14,228	20,174	20,075
Registration	4,180	4,428	4,598	4,528	4,898	6,150	12,558
Miscellaneous	35,025	22,887	27,878	19,768	39,023	52,836	61,082

Total expenses excluding interest expense and fees	1,882,004	660,712	934,135	353,232	1,706,537	2,864,936	3,032,957
Interest expense and fees[1]	312,670	98,316	28,038	66,992	149,012	295,659	730,123

Total expenses	2,194,674	759,028	962,173	420,224	1,855,549	3,160,595	3,763,080
Less fees waived by advisor	(51,917)	(17,658)	(117,202)	(40,765)	(127,861)	(209,835)	(3,482)

Total expenses after fees waived	2,142,757	741,370	844,971	379,459	1,727,688	2,950,760	3,759,598

Net investment income	12,440,325	4,015,075	5,924,858	1,739,251	12,526,763	18,223,016	23,131,209

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments	806,236	(483,619)	921,267	(723,343)	(324,970)	(5,699,708)	(5,594,442)

Net change in unrealized appreciation/ depreciation on:
Investments	(42,867,264)	(13,442,902)	(20,192,608)	(5,803,820)	(35,308,638)	(59,741,280)	(65,495,984)
Financial futures contracts	(103,964)	(25,058)	(95,119)	(18,127)	(121,558)	(193,533)	(159,945)

	(42,971,228)	(13,467,960)	(20,287,727)	(5,821,947)	(35,430,196)	(59,934,813)	(65,655,929)

Total realized and unrealized loss	(42,164,992)	(13,951,579)	(19,366,460)	(6,545,290)	(35,755,166)	(65,634,521)	(71,250,371)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(287,188)	(88,724)	(165,936)	(37,328)	(315,988)	(574,148)	(566,805)
Net realized gain	—	—	(671)	—	—	—	(333)

Total dividends and distributions to Preferred Shareholders	(287,188)	(88,724)	(166,607)	(37,328)	(315,988)	(574,148)	(567,138)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(30,011,855)	$(10,025,228)	$(13,608,209)	$(4,843,367)	$(23,544,391)	$(47,985,653)	$(48,686,300)

[1]	Related to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	43

Statements of Changes in Net Assets

	BlackRock Municipal Income Quality Trust (BYM)		BlackRock Municipal Income Investment Quality Trust (BAF)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$12,440,325	$25,205,226	$4,015,075	$8,227,690
Net realized gain (loss)	806,236	616,249	(483,619)	(3,125,131)
Net change in unrealized appreciation/depreciation	(42,971,228)	25,550,335	(13,467,960)	11,392,593
Dividends to Preferred Shareholders from net investment income	(287,188)	(558,436)	(88,724)	(172,818)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(30,011,855)	50,813,374	(10,025,228)	16,322,334

Dividends to Common Shareholders From

Net investment income	(12,149,035)	(22,281,818)	(3,881,307)	(7,442,276)

Capital Share Transactions

Reinvestment of common dividends	460,621	697,165	53,170	67,819

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(41,700,269)	29,228,721	(13,853,365)	8,947,877
Beginning of period	384,562,820	355,334,099	131,772,432	122,824,555

End of period	$342,862,551	$384,562,820	$117,919,067	$131,772,432

Undistributed net investment income	$6,876,864	$6,872,762	$2,397,003	$2,351,959

	BlackRock Municipal Bond Trust (BBK)		BlackRock Municipal Bond Investment Trust (BIE)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$5,924,858	$11,874,327	$1,739,251	$3,388,502
Net realized gain (loss)	921,267	3,649,094	(723,343)	28,656
Net change in unrealized appreciation/depreciation	(20,287,727)	16,824,854	(5,821,947)	4,203,415
Dividends and distributions to Preferred Shareholders from:
Net investment income	(165,936)	(326,106)	(37,328)	(73,259)
Net realized gain	(671)	—	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(13,608,209)	32,022,169	(4,843,367)	7,547,314

Dividends and Distributions to Common Shareholders From

Net investment income	(5,380,708)	(10,597,613)	(1,576,729)	(3,052,054)
Net realized gain	(21,662)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,402,370)	(10,597,613)	(1,576,729)	(3,052,054)

Capital Share Transactions

Reinvestment of common dividends and distributions	378,311	761,779	15,929	9,559

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(18,632,268)	22,186,335	(6,404,167)	4,504,819
Beginning of period	159,216,093	137,029,758	51,707,562	47,202,743

End of period	$140,583,825	$159,216,093	$45,303,395	$51,707,562

Undistributed net investment income	$3,374,921	$2,996,707	$925,447	$800,253

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$12,526,763	$25,062,944	$18,223,016	$36,114,076
Net realized gain (loss)	(324,970)	(1,380,128)	(5,699,708)	5,303,256
Net change in unrealized appreciation/depreciation	(35,430,196)	42,483,321	(59,934,813)	33,786,326
Dividends to Preferred Shareholders from net investment income	(315,988)	(619,323)	(574,148)	(1,120,623)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(23,544,391)	65,546,814	(47,985,653)	74,083,035

Dividends to Common Shareholders From

Net investment income	(11,559,042)	(22,569,858)	(16,963,914)	(31,867,551)

Capital Share Transactions

Reinvestment of common dividends	439,539	1,222,581	382,500	138,384

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(34,663,894)	44,199,537	(64,567,067)	42,353,868
Beginning of period	340,269,038	296,069,501	553,366,533	511,012,665

End of period	$305,605,144	$340,269,038	$488,799,466	$553,366,533

Undistributed net investment income	$6,609,704	$5,957,971	$9,759,032	$9,074,078

	BlackRock MuniVest Fund, Inc. (MVF)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$23,131,209	$45,513,965
Net realized gain (loss)	(5,594,442)	6,158,635
Net change in unrealized appreciation/depreciation	(65,655,929)	54,194,616
Dividends and distributions to Preferred Shareholders from:
Net investment income	(566,805)	(1,128,079)
Net realized gain	(333)	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(48,686,300)	104,739,137

Dividends and Distributions to Common Shareholders From

Net investment income	(21,804,053)	(40,403,913)
Net realized gain	(11,094)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(21,815,147)	(40,403,913)

Capital Share Transactions

Reinvestment of common dividends and distributions	3,163,534	4,970,652

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(67,337,913)	69,305,876
Beginning of period	625,195,232	555,889,356

End of period	$557,857,319	$625,195,232

Undistributed net investment income	$14,985,856	$14,225,505

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	45

Statements of Cash Flows

Six Months Ended February 28, 2011 (Unaudited)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations, excluding dividends to Preferred Shareholders	$(29,724,667)	$(9,936,504)	$(4,806,039)	$(48,119,162)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(84,666)	196,975	(70,574)	382,216
Increase in other assets	(3,451)	(1,006)	(292)	(4,992)
Decrease in income receivable — affiliated	1	4	—	13
Increase in cash pledged as collateral for financial futures contracts	(375,000)	(95,000)	(70,000)	(580,000)
Decrease in investment advisory fees payable	(20,431)	(9,125)	(6,040)	(62,382)
Increase (decrease) in interest expense and fees payable	1,344	(7,360)	1,377	13,301
Increase in other affiliates payable	1,063	367	154	1,876
Decrease in other accrued expenses payable	(65,770)	(24,610)	(14,746)	(56,790)
Increase in margin variation payable	21,328	5,141	3,719	32,813
Increase in Officer’s and Trustees’ fees payable	3,317	1,164	480	3,598
Net realized and unrealized gain on investments	42,064,479	13,927,527	6,527,643	71,095,417
Amortization of premium and accretion of discount on investments	(1,799,085)	158,645	45,997	564,421
Proceeds from sales of long-term investments	57,978,023	35,150,650	10,427,013	77,124,711
Purchases of long-term investments	(63,144,343)	(25,019,307)	(10,191,415)	(71,431,277)
Net proceeds from sales (purchases) of short-term securities	7,040,478	(4,112,628)	(266,895)	(4,278,723)

Cash provided by operating activities	11,892,620	10,234,933	1,580,382	24,685,040

Cash Used for Financing Activities

Cash receipts from trust certificates	—	—	—	2,656,376
Cash payments on trust certificates	—	(6,329,998)	—	(8,325,275)
Cash dividends paid to Common Shareholders	(11,607,067)	(3,819,134)	(1,560,718)	(18,444,550)
Cash dividends paid to Preferred Shareholders	(285,553)	(85,801)	(37,664)	(571,516)
Increase (decrease) in custodian bank payable	—	—	18,000	(75)

Cash used for financing activities	(11,892,620)	(10,234,933)	(1,580,382)	(24,685,040)

Cash

Net change in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

Cash Flow Information

Cash paid during the period for interest and fees	$311,326	$105,676	$65,615	$716,822

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$460,621	$53,170	$15,929	$3,163,534

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.64	$13.55	$14.04	$14.82	$15.54	$15.61

Net investment income	0.47 [1]	0.96 [1]	0.91 [1]	1.04 [1]	1.03	1.03
Net realized and unrealized gain (loss)	(1.61)	1.00	(0.55)	(0.83)	(0.67)	(0.09)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.01)	(0.02)	(0.10)	(0.26)	(0.28)	(0.26)
Net realized gain	—	—	—	—	(0.02)	—

Net increase (decrease) from investment operations	(1.15)	1.94	0.26	(0.05)	0.06	0.68

Dividends and distributions to Common Shareholders from:
Net investment income	(0.46)	(0.85)	(0.75)	(0.73)	(0.73)	(0.75)
Net realized gain	—	—	—	—	(0.05)	—

Total dividends and distributions to Common Shareholders	(0.46)	(0.85)	(0.75)	(0.73)	(0.78)	(0.75)

Net asset value, end of period	$13.03	$14.64	$13.55	$14.04	$14.82	$15.54

Market price, end of period	$13.34	$15.26	$13.69	$13.19	$14.35	$14.65

Total Investment Return[2]

Based on net asset value	(7.89)%[3]	14.74%	2.83%	(0.16)%	0.48%	4.92%

Based on market price	(9.53)%[3]	18.42%	10.58%	(3.13)%	3.20%	0.07%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.23%[5]	1.15%	1.38%	1.24%	1.12%	1.18%

Total expenses after fees waived and before fees paid indirectly[4]	1.21%[5]	1.06%	1.20%	0.98%	0.80%	0.84%

Total expenses after fees waived and paid indirectly[4]	1.21%[5]	1.06%	1.20%	0.98%	0.80%	0.84%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.03%[5]	0.92%	0.93%	0.86%	0.80%	0.84%

Net investment income[4]	7.00%[5]	6.85%	7.23%	7.08%	6.67%	6.75%

Dividends to Preferred Shareholders	0.16%[5]	0.15%	0.76%	1.80%	1.79%	1.69%

Net investment income to Common Shareholders	6.84%[5]	6.70%	6.47%	5.28%	4.88%	5.06%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$342,863	$384,563	$355,334	$368,133	$388,275	$407,338

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$137,250	$137,250	$137,250	$149,925	$228,975	$228,975

Portfolio turnover	10%	13%	18%	39%	17%	60%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$87,453	$95,049	$89,725	$86,398	$67,402	$69,485

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	47

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$15.08	$14.06	$14.23	$14.68	$15.24	$15.26

Net investment income	0.46 [1]	0.94 [1]	0.91 [1]	0.99 [1]	1.01	1.02
Net realized and unrealized gain (loss)	(1.60)	0.95	(0.27)	(0.46)	(0.56)	(0.07)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.09)	(0.28)	(0.31)	(0.26)

Net increase (decrease) from investment operations	(1.15)	1.87	0.55	0.25	0.14	0.69

Dividends to Common Shareholders from net investment income	(0.44)	(0.85)	(0.72)	(0.70)	(0.70)	(0.71)

Net asset value, end of period	$13.49	$15.08	$14.06	$14.23	$14.68	$15.24

Market price, end of period	$13.10	$15.64	$13.01	$12.42	$13.55	$13.88

Total Investment Return[2]

Based on net asset value	(7.61)%[3]	13.93%	5.36%	2.22%	1.17%	5.16%

Based on market price	(13.50)%[3]	27.70%	11.70%	(3.35)%	2.54%	(4.48)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.24%[5]	1.23%	1.60%	1.33%	1.19%	1.23%

Total expenses after fees waived and before fees paid indirectly[4]	1.21%[5]	1.14%	1.40%	1.05%	0.87%	0.92%

Total expenses after fees waived and paid indirectly[4]	1.21%[5]	1.14%	1.40%	1.05%	0.86%	0.90%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.05%[5]	0.97%	0.98%	0.91%	0.86%	0.90%

Net investment income[4]	6.57%[5]	6.54%	7.04%	6.71%	6.70%	6.79%

Dividends to Preferred Shareholders	0.14%[5]	0.14%	0.66%	1.92%	2.05%	1.74%

Net investment income to Common Shareholders	6.43%[5]	6.40%	6.38%	4.79%	4.65%	5.05%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$117,919	$131,772	$122,825	$124,305	$128,215	$133,106

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$42,275	$42,275	$42,275	$44,375	$76,000	$76,000

Portfolio turnover	14%	26%	45%	29%	13%	9%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$94,735	$102,926	$97,637	$95,044	$67,187	$68,792

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$15.29	$13.23	$13.96	$15.57	$16.35	$16.36

Net investment income	0.57 [1]	1.14 [1]	1.14 [1]	1.23 [1]	1.20	1.21
Net realized and unrealized gain (loss)	(1.85)	1.97	(0.83)	(1.48)	(0.63)	0.18
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.03)	(0.13)	(0.28)	(0.32)	(0.25)
Net realized gain	— [2]	—	—	(0.03)	—	(0.02)

Net increase (decrease) from investment operations	(1.30)	3.08	0.18	(0.56)	0.25	1.12

Dividends and distributions to Common Shareholders from:
Net investment income	(0.52)	(1.02)	(0.91)	(0.95)	(1.03)	(1.04)
Net realized gain	— [2]	—	—	(0.10)	—	(0.09)

Total dividends and distributions to Common Shareholders	(0.52)	(1.02)	(0.91)	(1.05)	(1.03)	(1.13)

Net asset value, end of period	$13.47	$15.29	$13.23	$13.96	$15.57	$16.35

Market price, end of period	$13.61	$15.79	$13.80	$13.89	$16.50	$17.89

Total Investment Return[3]

Based on net asset value	(8.61)%[4]	24.13%	2.52%	(3.77)%	1.09%	7.18%

Based on market price	(10.59)%[4]	22.90%	7.48%	(9.65)%	(2.09)%	11.55%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.27%[6]	1.29%	1.51%	1.39%	1.28%	1.37%

Total expenses after fees waived and before fees paid indirectly[5]	1.15%[6]	1.08%	1.19%	1.01%	0.84%	0.88%

Total expenses after fees waived and paid indirectly[5]	1.15%[6]	1.08%	1.19%	1.01%	0.83%	0.86%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	1.11%[6]	1.05%	1.10%	0.98%	0.83%	0.86%

Net investment income[5]	8.09%[6]	8.08%	9.67%	8.25%	7.36%	7.58%

Dividends to Preferred Shareholders	0.23%[6]	0.22%	1.11%	1.87%	1.94%	1.57%

Net investment income to Common Shareholders	7.86%[6]	7.86%	8.56%	6.38%	5.42%	6.01%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$140,584	$159,216	$137,030	$144,116	$159,900	$166,895

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$79,900	$79,900	$79,900	$80,500	$90,500	$90,500

Portfolio turnover	15%	51%	46%	27%	14%	85%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period (000)	$68,989	$74,819	$67,877	$69,766	$69,176	$71,114

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	49

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$15.51	$14.16	$14.86	$15.45	$16.22	$16.31

Net investment income	0.52 [1]	1.02 [1]	1.03 [1]	1.16 [1]	1.15	1.17
Net realized and unrealized gain (loss)	(1.97)	1.27	(0.76)	(0.51)	(0.67)	(0.06)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.13)	(0.30)	(0.32)	(0.27)

Net increase (decrease) from investment operations	(1.46)	2.27	0.14	0.35	0.16	0.84

Dividends to Common Shareholders from net investment income	(0.47)	(0.92)	(0.84)	(0.94)	(0.93)	(0.93)

Net asset value, end of period	$13.58	$15.51	$14.16	$14.86	$15.45	$16.22

Market price, end of period	$13.00	$15.60	$13.20	$14.28	$15.82	$16.70

Total Investment Return[2]

Based on net asset value	(9.43)%[3]	16.80%	2.43%	2.34%	0.95%	5.40%

Based on market price	(13.80)%[3]	26.02%	(0.64)%	(3.95)%	0.40%	10.97%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.77%[5]	1.57%	1.71%	1.54%	1.43%	1.47%

Total expenses after fees waived and before fees paid indirectly[4]	1.60%[5]	1.35%	1.36%	1.13%	0.98%	1.00%

Total expenses after fees waived and paid indirectly[4]	1.60%[5]	1.35%	1.36%	1.13%	0.96%	0.98%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.32%[5]	1.15%	1.25%	1.09%	0.96%	0.98%

Net investment income[4]	7.34%[5]	6.92%	7.98%	7.52%	7.22%	7.28%

Dividends to Preferred Shareholders	0.16%[5]	0.15%	1.01%	1.99%	2.01%	1.70%

Net investment income to Common Shareholders	7.18%[5]	6.77%	6.97%	5.53%	5.21%	5.58%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$45,303	$51,708	$47,203	$49,532	$51,384	$53,798

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$17,850	$17,850	$17,850	$26,175	$29,775	$29,775

Portfolio turnover	11%	47%	71%	30%	23%	6%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period (000)	$88,452	$97,421	$91,112	$72,318	$68,149	$70,173

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.63	$12.78	$13.60	$15.08	$15.82	$15.75

Net investment income	0.54 [1]	1.08 [1]	1.09 [1]	1.17 [1]	1.17	1.18
Net realized and unrealized gain (loss)	(1.54)	1.77	(0.95)	(1.50)	(0.66)	0.18
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.03)	(0.12)	(0.30)	(0.32)	(0.28)

Net increase (decrease) from investment operations	(1.01)	2.82	0.02	(0.63)	0.19	1.08

Dividends to Common Shareholders from net investment income	(0.50)	(0.97)	(0.84)	(0.85)	(0.93)	(1.01)

Net asset value, end of period	$13.12	$14.63	$12.78	$13.60	$15.08	$15.82

Market price, end of period	$13.02	$15.22	$13.45	$13.27	$15.05	$17.22

Total Investment Return[2]

Based on net asset value	(6.98)%[3]	22.83%	1.54%	(4.15)%	1.02%	7.04%

Based on market price	(11.27)%[3]	21.42%	9.52%	(6.29)%	(7.38)%	16.66%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.17%[5]	1.16%	1.36%	1.24%	1.12%	1.18%

Total expenses after fees waived and before fees paid indirectly[4]	1.09%[5]	1.08%	1.19%	1.07%	0.90%	0.94%

Total expenses after fees waived and paid indirectly[4]	1.09%[5]	1.08%	1.19%	1.07%	0.89%	0.94%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.00%[5]	0.99%	1.05%	1.00%	0.89%	0.94%

Net investment income[4]	7.91%[5]	7.89%	9.69%	8.09%	7.43%	7.66%

Dividends to Preferred Shareholders	0.20%[5]	0.20%	1.07%	2.04%	2.01%	1.78%

Net investment income to Common Shareholders	7.71%[5]	7.69%	8.62%	6.05%	5.42%	5.88%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$305,605	$340,269	$296,070	$314,889	$347,563	$362,608

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$151,300	$151,300	$151,300	$166,050	$205,550	$205,550

Portfolio turnover	10%	29%	19%	21%	12%	68%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$75,498	$81,226	$73,923	$72,419	$67,279	$69,110

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	51

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.69	$13.57	$13.50	$14.09	$14.75	$15.32

Net investment income[1]	0.48	0.96	0.94	1.01	1.07	1.04
Net realized and unrealized gain (loss)	(1.74)	1.04	(0.03)	(0.61)	(0.66)	(0.47)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.13)	(0.32)	(0.35)	(0.30)

Net increase (decrease) from investment operations	(1.28)	1.97	0.78	0.08	0.06	0.27

Dividends to Common Shareholders from net investment income	(0.45)	(0.85)	(0.71)	(0.67)	(0.72)	(0.84)

Net asset value, end of period	$12.96	$14.69	$13.57	$13.50	$14.09	$14.75

Market price, end of period	$12.68	$14.65	$12.63	$11.61	$12.86	$14.37

Total Investment Return[2]

Based on net asset value	(8.76)%[3]	15.22%	7.36%	1.16%	0.59%	2.10%

Based on market price	(10.49)%[3]	23.46%	16.19%	(4.68)%	(5.76)%	(3.24)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.24%[5]	1.17%	1.32%	1.54%	1.54%	1.46%

Total expenses after fees waived and before fees paid indirectly[4]	1.16%[5]	1.09%	1.20%	1.42%	1.46%	1.38%

Total expenses after fees waived and paid indirectly[4]	1.16%[5]	1.09%	1.20%	1.42%	1.46%	1.38%

Total expenses after fees waived and excluding interest expense and fees[4,6]	1.04%[5]	1.01%	1.07%	1.13%	1.12%	1.12%

Net investment income[4]	7.16%[5]	6.85%	7.48%	7.23%	7.30%	7.08%

Dividends to Preferred Shareholders	0.22%[5]	0.21%	1.05%	2.31%	2.40%	2.00%

Net investment income to Common Shareholders	6.94%[5]	6.64%	6.43%	4.92%	4.90%	5.08%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$488,799	$553,367	$511,013	$508,698	$530,903	$555,494

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$274,650	$274,650	$274,650	$296,125	$363,250	$363,250

Portfolio turnover	13%	38%	40%	25%	22%	43%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$69,494	$75,371	$71,516	$67,958	$61,555	$63,240

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$10.01	$8.98	$8.91	$9.39	$9.93	$10.23

Net investment income[1]	0.37	0.73	0.70	0.67	0.73	0.70
Net realized and unrealized gain (loss)	(1.14)	0.97	(0.03)	(0.45)	(0.55)	(0.23)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.01)	(0.02)	(0.06)	(0.18)	(0.20)	(0.17)
Net realized gain	— [2]	—	—	—	—	—

Net increase (decrease) from investment operations	(0.78)	1.68	0.61	0.04	(0.02)	0.30

Dividends and distributions to Common Shareholders from:
Net investment income	(0.35)	(0.65)	(0.54)	(0.52)	(0.52)	(0.60)
Net realized gain	— [2]	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.35)	(0.65)	(0.54)	(0.52)	(0.52)	(0.60)

Net asset value, end of period	$8.88	$10.01	$8.98	$8.91	$9.39	$9.93

Market price, end of period	$9.04	$10.38	$8.91	$8.33	$9.35	$9.66

Total Investment Return[3]

Based on net asset value	(7.91)%[4]	19.31%	8.18%	0.51%	(0.30)%	3.27%

Based on market price	(9.59)%[4]	24.69%	14.81%	(5.63)%	2.05%	1.26%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.30%[6]	1.22%	1.53%	1.58%	1.66%	1.60%

Total expenses after fees waived and before fees paid indirectly[5]	1.29%[6]	1.22%	1.50%	1.58%	1.66%	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	1.04%[6]	1.03%	1.14%	1.10%	1.02%	1.04%

Net investment income[5]	7.96%[6]	7.71%	8.74%	7.34%	7.33%	7.11%

Dividends to Preferred Shareholders	0.19%[6]	0.19%	0.78%	1.94%	1.98%	1.72%

Net investment income to Common Shareholders	7.77%[6]	7.52%	7.96%	5.40%	5.35%	5.39%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$557,857	$625,195	$555,889	$551,027	$579,079	$609,612

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$243,825	$243,825	$243,825	$275,700	$334,000	$334,000

Portfolio turnover	8%	25%	31%	41%	39%	56%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period (000)	$82,201	$89,106	$81,999	$74,993	$68,380	$70,654

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	53

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Bond Investment Trust (“BIE”) (BBK and BIE collectively the “Bond Trusts”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BYM, BAF, BBK, BIE, BLE, MFL and MVF are referred to herein collectively as the “Trusts” and individually as a “Trust.” BYM, BBK and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Trust’s Board of Directors/Trustees are collectively referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments, if any.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended February 28, 2011, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At February 28, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

BYM	$147,543,940	$80,914,512	0.26% – 0.36%
BAF	$45,011,635	$25,866,266	0.26% – 0.36%
BBK	$14,055,519	$7,399,148	0.22% – 0.56%
BIE	$29,691,735	$16,275,832	0.26% – 0.33%
BLE	$67,593,413	$39,252,437	0.22% – 0.43%
MFL	$127,851,542	$68,400,059	0.26% – 0.41%
MVF	$314,197,248	$173,450,947	0.22% – 0.40%

For the six months ended February 28, 2011, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BYM	$80,914,512	0.78%
BAF	$26,915,437	0.74%
BBK	$7,399,148	0.76%
BIE	$16,275,832	0.83%
BLE	$39,252,437	0.77%
MFL	$70,025,603	0.85%
MVF	$179,790,502	0.82%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and distributions to shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s US federal tax return remains open for each of the four years ended August 31, 2010. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in Common Shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in Common Shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan, if any, are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	55

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between a Trust and the counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of February 28, 2011

	Liability Derivatives

		BYM	BAF	BBK	BIE	BLE	MFL	MVF

	Statements of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*	$103,964	$25,058	$95,119	$18,127	$121,558	$193,533	$159,945

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments in the Statements of Operations Six Months Ended February 28, 2011

	Net Change in Unrealized Appreciation/Depreciation on

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Interest rate contracts:
Financial futures contracts	$(103,964)	$(25,058)	$(95,119)	$(18,127)	$(121,558)	$(193,533)	$(159,945)

For the six months ended February 28, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Financial futures contracts:
Average number of contracts sold	98	24	40	17	114	182	150
Average notional value of contracts sold	$11,555,088	$2,785,073	$4,706,019	$2,014,733	$13,510,565	$21,510,241	$17,777,059

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of each Trust’s average weekly net assets except MFL and MVF, which are based on average daily net assets as follows:

BYM	0.55%
BAF	0.55%
BBK	0.65%
BIE	0.65%
BLE	0.55%
MFL	0.55%
MVF	0.50%

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fee with respect to BYM and BAF, as a percentage of average weekly net assets, at an annual rate of 0.05% through October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets is 0.10% through April 2011 and 0.05% through April 2012. With respect to BLE, the waiver, as a percentage of average weekly assets, is 0.05% through July 2012. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of net assets applicable to Common Shareholders. For the six months ended February 28, 2011, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BYM	$48,091
BAF	$16,941
BBK	$99,292
BIE	$34,604
BLE	$126,438
MFL	$204,079

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended February 28, 2011, the amounts waived were as follows:

BYM	$3,826
BAF	$717
BBK	$17,910
BIE	$6,161
BLE	$1,423
MFL	$5,756
MVF	$3,482

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BYM, BAF, the Bond Trusts and BLE, and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF. The Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the period September 1, 2010 through December 31, 2010, each Trust reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BYM	$1,735
BAF	$634
BBK	$784
BIE	$276
BLE	$1,694
MFL	$2,759
MVF	$3,220

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2011, were as follows:

	Purchases	Sales

BYM	$62,158,800	$56,705,637
BAF	$26,267,503	$34,358,552
BBK	$35,870,412	$33,916,728
BIE	$9,248,545	$10,612,512
BLE	$52,969,946	$51,053,331
MFL	$124,514,969	$108,424,312
MVF	$77,364,013	$91,257,130

5. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets,

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	57

Notes to Financial Statements (continued)

which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of February 28, 2011, BYM invested a significant portion of its assets in securities in the Transportation, Utilities and County/City/Special District/School District sectors. BAF invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BBK, BIE, BLE and MVF each invested a significant portion of its assets in securities in the Health sector and MFL invested a significant portion of its assets in securities in the Utilities and Transportation sectors. Changes in economic conditions affecting the County/City/Special District/School District, Health, Transportation and Utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

Each Trust except for MFL and MVF is authorized to an unlimited number of shares including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended February 28, 2011	Year Ended August 31, 2010

BYM	32,748	49,706
BAF	3,544	4,686
BBK	26,347	54,302
BIE	1,042	639
BLE	31,281	90,383
MFL	26,817	9,752
MVF	333,487	526,507

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles Supplementary/Statement of Preferences/Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of February 28, 2011:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

BYM	M-7	1,830	0.43%	7
	R-7	1,830	0.40%	7
	F-7	1,830	0.40%	7
BAF	M-7	1,691	0.43%	7
BBK	T-7	1,598	0.43%	7
	R-7	1,598	0.40%	7
BIE	W-7	714	0.41%	7
BLE	M-7	1,513	0.43%	7
	T-7	1,513	0.43%	7
	W-7	1,513	0.41%	7
	R-7	1,513	0.40%	7
MFL	A	1,584	0.43%	7
	B	2,642	0.40%	7
	C	2,601	0.43%	7
	D	1,633	0.41%	7
	E	2,526	0.40%	7
MVF	A	1,460	0.23%	28
	B	1,460	0.25%	28
	C	1,460	0.25%	28
	D	1,460	0.25%	28
	E	2,190	0.25%	7
	F	1,723	1.49%	7

58	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except MVF) is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-Day High Grade Index rate divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares for MVF for Series A, B, C, D and E is 110% of the interest equivalent of the 60-day commercial paper rate and for Series F is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-Day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the six months ended February 28, 2011 were as follows:

	Series	Low	High	Average

BYM	M-7	0.37%	0.50%	0.42%
	R-7	0.37%	0.50%	0.42%
	F-7	0.37%	0.50%	0.42%
BAF	M-7	0.37%	0.50%	0.42%
BBK	T-7	0.37%	0.50%	0.42%
	R-7	0.37%	0.50%	0.42%
BIE	W-7	0.37%	0.50%	0.42%
BLE	M-7	0.37%	0.50%	0.42%
	T-7	0.37%	0.50%	0.42%
	W-7	0.37%	0.50%	0.42%
	R-7	0.37%	0.50%	0.42%
MFL	A	0.37%	0.50%	0.42%
	B	0.37%	0.50%	0.42%
	C	0.37%	0.50%	0.42%
	D	0.37%	0.50%	0.42%
	E	0.37%	0.50%	0.42%
MVF	A	0.22%	0.28%	0.25%
	B	0.24%	0.28%	0.25%
	C	0.23%	0.31%	0.26%
	D	0.23%	0.29%	0.25%
	E	0.23%	0.28%	0.25%
	F	1.43%	1.56%	1.48%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.22% to 1.56% for the six months ended February 28, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate preferred shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant during the six months ended February 28, 2011 and the year ended August 31, 2010.

7. Capital Loss Carryforwards:

As of August 31, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BYM	BAF	BBK	BIE	BLE	MFL	MVF

2012	—	—	—	—	$5,097,889	$1,836,991	—
2013	—	$178,996	—	—	—	7,986,138	—
2015	$1,544,099	—	—	$30,026	—	—	—
2016	3,217,765	250,838	$772,344	—	1,648,836	—	—
2017	6,430,212	—	2,225,455	—	3,397,830	6,481,433	$7,618,622
2018	2,209,430	1,516,661	—	1,329,063	4,366,226	11,734,707	—

Total	$13,401,506	$1,946,495	$2,997,799	$1,359,089	$14,510,781	$28,039,269	$7,618,622

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after August 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	59

Notes to Financial Statements (concluded)

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on April 1, 2011 to Common Shareholders of record on March 15, 2011 as follows:

Common Dividend Per Share

BYM	$0.0770
BAF	$0.0745
BBK	$0.0885
BIE	$0.0810
BLE	$0.8350
MFL	$0.0765
MVF	$0.0590

The dividends declared on Preferred Shares for the period March 1, 2011 to March 31, 2011 were as follows:

	Series	Dividends Declared

BYM	M-7	$15,136
	R-7	$15,141
	F-7	$15,141

BAF	M-7	$13,987

BBK	T-7	$13,217
	R-7	$13,221

BIE	W-7	$5,914

BLE	M-7	$12,956
	T-7	$12,073
	W-7	$12,533
	R-7	$12,518

MFL	A	$13,102
	B	$21,857
	C	$21,514
	D	$13,525
	E	$20,899

MVF	A	$6,886
	B	$7,246
	C	$7,845
	D	$7,704
	E	$10,846
	F	$53,164

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee
Richard S. Davis, President[1] and Trustee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President[2] and Chief Executive Officer
Brendan Kyne, Vice President
Anne F. Ackerley, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira Shapiro, Secretary

[1]	President for MFL.

[2]	President for all Trusts except MFL.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC[3]
Plainsboro, NJ 08536

BlackRock Financial Management, Inc.[4]
New York, NY 10055

Custodians
The Bank of New York Mellon[3]
New York, NY 10286

State Street Bank and Trust Company[4]
Boston, MA 02111

Transfer Agents
Common Shares:
BNY Mellon Shareowner Services[3]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[4]
Providence, RI 02940

Auction Agent
Preferred Shares:
The Bank of New York Mellon
New York, NY 10286

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For MFL and MVF.

[4]	For BYM, BAF, BBK, BIE and BLE.

Effective February 11, 2011, John M. Perlowski became President (except for MFL) and Chief Executive Officer of the Trusts.

Effective November 10, 2010, Ira Shapiro became Secretary of the Trusts.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	61

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect trustee/director nominees for each Trust/Fund. Due to a lack of quorum of Preferred Shares, action on the proposal regarding the Preferred Shares nominees’ election for MFL and MVF was subsequently adjourned to October 5, 2010; and action on the proposal regarding Preferred Shares nominees’ election for MFL was additionally adjourned to November 2, 2010. There were no broker non-votes with regard to any of the Trusts/Funds.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

BYM	22,753,383	440,001	0	22,608,872	584,512	0	22,728,667	464,717	0
BAF	7,681,253	102,632	0	7,668,953	114,932	0	7,681,253	102,632	0
BBK	9,312,298	333,968	0	9,274,549	371,717	0	9,292,784	353,482	0
BIE	2,872,562	67,434	0	2,872,793	67,203	0	2,872,562	67,434	0
BLE	19,640,429	652,517	0	19,626,543	666,403	0	19,647,436	645,510	0

	Jerrold B. Harris

	Votes For	Votes Withheld	Abstain

BYM	22,691,012	502,372	0
BAF	7,681,210	102,675	0
BBK	9,332,764	313,502	0
BIE	2,872,562	67,434	0
BLE	19,644,062	648,884	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard S. Davis, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Directors as follows:

	Richard E. Cavanagh			Richard S. Davis			Frank J. Fabozzi

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MFL[1]	31,560,448	674,782	0	31,534,312	700,918	0	2,809	3	0
MVF	53,974,547	2,802,813	0	53,965,422	2,811,938	0	2,861	304	728

	Kathleen F. Feldstein			James T. Flynn			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MFL	31,508,571	726,659	0	31,533,324	701,906	0	31,540,378	694,852	0
MVF	54,054,546	2,722,814	0	53,978,687	2,798,673	0	53,954,342	2,823,018	0

	Jerrold B. Harris			R. Glenn Hubbard			W. Carl Kester

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MFL[1]	31,521,029	714,201	0	31,463,801	771,429	0	2,809	3	0
MVF	53,955,639	2,821,721	0	53,947,919	2,829,441	0	2,861	304	728

	Karen P. Robards

	Votes For	Votes Withheld	Abstain

MFL	31,526,790	708,440	0
MVF	54,149,279	2,628,081	0

[1]

Due to the lack of a quorum of Preferred Shares, MFL was unable to act on the election of the two directors reserved for election solely by the Preferred Shareholders for the Fund. Accordingly, Frank J. Fabozzi and W. Carl Kester will remain in office and continue to serve as directors for the Fund.

62	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Additional Information (continued)

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BYM, BAF and BIE on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BYM, BAF and BIE as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to BYM, BAF and BIE and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BYM, BAF and BIE as a result of the prior redemptions and injunctive relief preventing BYM, BAF and BIE from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MFL on August 3, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of MFL as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to MFL and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MFL as a result of the prior redemptions and injunctive relief preventing MFL from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On September 27, 2010, the Manager announced that the directors of MVF had received a demand letter sent on behalf of certain of MVF’s Common Shareholders. The demand letter alleged that the Manager and MVF’s officers and Board breached fiduciary duties owed to MVF and its Common Shareholders by redeeming at par certain of MVF’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the independent members of the Board to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board Approvals on page 65, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of controls of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	63

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Additional Information (continued)

Board Approvals

On September 1, 2010, the Board of BYM, BAF and MFL (the “Insured Funds”) approved changes to certain investment policies of the Insured Funds.

Historically, under normal market conditions, each Insured Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Insured Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Insured Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of the Manager to manage the Insured Funds under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the Boards of the Insured Funds approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Insured Funds will not be required to dispose of assets currently held within the Insured Funds. The Insured Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Insured Fund increases the amount of its assets that are invested in municipal obligations that are not insured, each Insured Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Insured Fund invests. The Boards of the Insured Funds believe that the amended investment policy is in the best interests of each Insured Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Insured Fund will achieve its investment objective.

As disclosed in each Insured Fund’s prospectus, each Insured Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy took effect on November 9, 2010. The Manager has been gradually repositioning each Insured Fund’s portfolio over time, and during such period, each Insured Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, the repositioning of each Insured Fund’s portfolio is still taking place, and the Insured Funds will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Insured Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the Insured Funds underwent a name change to reflect its new portfolio characteristics.

Each Insured Fund continues to trade on the New York Stock Exchange under its current ticker symbol.

The approved changes did not alter any Insured Fund’s investment objective.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-NTL-7-2/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: May 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: May 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: May 4, 2011